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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

BROADWIND ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

3240 South Central Avenue
Cicero, IL 60804
Telephone: 708-780-4800

Dear Fellow Stockholder:

        You are cordially invited to attend Broadwind's Annual Meeting of Stockholders to be held on April 23, 2015, beginning at 8:00 a.m., Central Daylight Time, at Broadwind's corporate office, located at 3240 South Central Avenue, Cicero, Illinois 60804.

        You are being asked to (i) elect five (5) directors to hold office for a term of one year or until their successors are duly elected and qualified, (ii) cast a non-binding advisory vote to approve Broadwind's executive compensation ("Say-on-Pay" vote), (iii) ratify the appointment of KPMG LLP as Broadwind's independent registered public accounting firm for 2015, and (iv) approve the adoption of the Broadwind Energy, Inc. 2015 Equity Incentive Plan (the "2015 Plan").

        Your Board of Directors urges you to read the accompanying Proxy Statement and recommends that you vote FOR all of the proposed nominees for election to the Board, FOR the resolution approving, on a non-binding advisory basis, the compensation of Broadwind's named executive officers as described in the Proxy Statement, FOR the ratification of the appointment of KPMG LLP as Broadwind's independent registered public accounting firm for 2015, and FOR the approval of the adoption of the 2015 Plan.

        We are delivering our Proxy Statement and Annual Report this year under the Securities and Exchange Commission rules that allow companies to furnish proxy materials to their stockholders over the Internet. We will mail to our stockholders on or about March 12, 2015, a Notice of Internet Availability of Proxy Materials (the "Notice") containing instructions on how to access our proxy materials. The Notice and our Proxy Statement include instructions on how you can receive a paper copy of the proxy materials.

        We appreciate and encourage stockholder participation in Broadwind's affairs. Whether or not you plan to attend the Annual Meeting of Stockholders, it is important that your shares be represented. You may vote your shares by telephone or over the Internet. If you received a paper copy of the proxy card by mail, you may vote by signing, dating and mailing the proxy card in the envelope provided. Instructions regarding these three methods of voting are contained on the Notice or proxy card.

        Thank you for your cooperation.

Very truly yours,

Peter C. Duprey President and Chief Executive Officer

Cicero, Illinois
March 12, 2015

BROADWIND ENERGY, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 23, 2015

        Notice is hereby given to the holders of the shares of common stock of Broadwind Energy, Inc., a Delaware corporation, that the Annual Meeting of Stockholders (the "Annual Meeting") will be held at 8:00 a.m., Central Daylight Time, on Thursday, April 23, 2015, at our corporate office, located at 3240 South Central Avenue, Cicero, Illinois 60804, to consider and act upon the following matters:

  1.
  To elect the five (5) director nominees named in the attached Proxy Statement to serve on our Board of Directors for a term of one (1) year or until their successors are duly elected and qualified.

  2.
  To cast a non-binding advisory vote to approve our executive compensation ("Say-on-Pay" vote).

  3.
  To ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2015.

  4.
  To approve the adoption of the Broadwind Energy, Inc. 2015 Equity Incentive Plan.

  5.
  To consider and act upon such other matters as may properly come before the Annual Meeting and any adjournments or postponements thereof.

        Only stockholders of record at the close of business on February 25, 2015 are entitled to notice of the Annual Meeting and to vote at the Annual Meeting or any adjournment or postponement thereof. This year we will be using the "Notice and Access" (Notice of Internet Availability) method of providing proxy materials to you via the Internet. We believe that this process should provide you with a convenient and quick way to access your proxy materials and vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about March 12, 2015, we will mail to our common stockholders a Notice of Internet Availability of Proxy Materials (the "Notice") containing instructions on how to access our Proxy Statement and Annual Report and vote electronically on the Internet or by telephone. The Notice also contains instructions on how to receive a paper copy of the proxy materials.

        We ask that you review the Proxy Statement carefully and return your proxy promptly. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by telephone or over the Internet, as described in the enclosed materials and the Notice. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the envelope provided.

BY ORDER OF THE BOARD OF DIRECTORS

David P. Reiland Chairman of the Board of Directors

Cicero, Illinois
March 12, 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 23, 2015:

        The Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report on Form 10-K are available on our Internet website, www.bwen.com.

BROADWIND ENERGY, INC.

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 23, 2015

 INTRODUCTION

        Your proxy is solicited by the Board of Directors (the "Board") of Broadwind Energy, Inc., a Delaware corporation (the "Company"), for the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 8:00 a.m., Central Daylight Time, on Thursday, April 23, 2015, at our corporate office, located at 3240 South Central Avenue, Cicero, Illinois 60804, for the purposes set forth in the Notice of Annual Meeting of Stockholders, and at any adjournment or postponement thereof. The mailing address of our principal executive offices is 3240 South Central Avenue, Cicero, IL 60804. We expect that this Proxy Statement, the related proxy card and Notice of Annual Meeting of Stockholders will first be mailed to stockholders on or about March 12, 2015.

        You may vote your shares by telephone or over the Internet. If you received a paper copy of the proxy card by mail, you may vote by signing, dating and mailing the proxy card in the envelope provided. Instructions regarding these three methods of voting are contained on the Notice of Internet Availability of Proxy Materials or proxy card. Telephone and Internet voting facilities will close at 11:59 p.m., Eastern Daylight Time, on April 22, 2015. If your shares are held in "street name," you must instruct the record holder of your shares in order to vote.

INTERNET AVAILABILITY OF PROXY MATERIALS

        Pursuant to the rules adopted by the Securities and Exchange Commission (the "SEC"), we are furnishing proxy materials to our stockholders primarily via the Internet, rather than mailing paper copies of these materials to each stockholder. We believe that this process expedites stockholders' receipt of the proxy materials, lowers the costs of the Annual Meeting and helps conserve natural resources. On or about March 12, 2015, we will mail to each stockholder (other than those stockholders who previously had requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials (the "Notice") containing instructions on how to access and review the proxy materials, including our Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2014 (the "Annual Report"), on the Internet and how to access a proxy card to vote on the Internet or by telephone. The Notice also contains instructions on how to request a paper copy of the proxy materials. If you received a Notice by mail, you will not receive a paper copy of the proxy materials unless you request one. If you would like to receive a paper copy of the proxy materials, please follow the instructions included in the Notice. We may at our discretion voluntarily choose to mail or deliver a paper copy of the proxy materials, including our Proxy Statement and Annual Report, to one or more stockholders.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Who is entitled to attend and vote at the Annual Meeting?

        Stockholders of record at the close of business on February 25, 2015 (the "Record Date") are entitled to attend and vote at the Annual Meeting. Each share of common stock is entitled to one vote. The Notice you received (or proxy card if you received these materials by mail) indicates the number of shares of our common stock that you own and are entitled to vote.

What constitutes a quorum at the Annual Meeting?

        The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of our common stock outstanding on the Record Date will constitute a quorum for purposes of the Annual Meeting. As of the Record Date, 14,633,615 shares of our common stock were issued and outstanding. Persons who were not stockholders on the Record Date will not be allowed to vote at the Annual Meeting. The common stock is the only outstanding class of our capital stock entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on each matter to be voted upon at the Annual Meeting. No holders of any of our capital stock are entitled to cumulative voting rights. Proxies received but marked "withhold" or "abstain" and broker non-votes will be counted for purposes of determining whether a quorum exists at the Annual Meeting. A "broker non-vote" occurs when a broker does not vote on some matter on the proxy card because the broker does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner. Please note that your bank or broker cannot vote on your behalf on "non-routine" proposals without your instructions. "Routine" proposals include the ratification of the appointment of our independent registered public accounting firm. The election of directors, the non-binding advisory approval of the compensation of our named executive officers ("NEOs"), and the approval of the adoption of the Broadwind Energy, Inc. 2015 Equity Incentive Plan (the "2015 Plan") are each "non-routine" proposals.

How do I vote by proxy?

        Stockholders can vote in person at the Annual Meeting or by proxy. There are three ways to vote by proxy:

  •
  By Telephone—Stockholders located in the United States (the "U.S.") can vote by telephone by calling +1-800-690-6903 and following the instructions on the Notice or proxy card;

  •
  By Internet—You can vote on the Internet at www.proxyvote.com by following the instructions on the Notice or proxy card; or

  •
  By Mail—If you received your proxy materials by mail, you can vote by mail by signing, dating and mailing the proxy card enclosed therewith. No postage is required if your proxy card is mailed in the U.S.

        If you vote by telephone or on the Internet by the applicable deadline, or properly fill in your proxy card if you received one by mail and we receive it in time to vote at the Annual Meeting, your "proxy" (one of the individuals named on the Notice or proxy card) will vote your shares on your behalf as you have directed. If you sign and return a proxy card but do not make specific choices for the voting of your shares, then your proxy will vote your shares of common stock as recommended by the Board, as follows:

  1.
  FOR the election of all five (5) nominees for director;

  2.
  FOR the resolution approving, on a non-binding advisory basis, the compensation of our NEOs as described in this Proxy Statement;

  3.
  FOR the ratification of the appointment of KPMG LLP ("KPMG") as our independent registered public accounting firm for 2015; and

  4.
  FOR the approval of the adoption of the 2015 Plan.

        If any other matter is presented, your proxy will vote your shares in accordance with your proxy's best judgment. At present, we know of no other business that is intended to be acted on at the Annual Meeting.

Can I vote by telephone or on the Internet?

        Yes. Voting by telephone or on the Internet is fast, convenient and your vote is immediately confirmed and tabulated. If you choose to vote by telephone or on the Internet, instructions to do so are set forth on the Notice or proxy card. The telephone and Internet voting procedures are designed to authenticate votes cast by use of a control number, which appears in the marked area on the Notice or proxy card. These procedures, which comply with Delaware law, allow stockholders to appoint a proxy to vote their shares and to confirm that their instructions have been properly recorded. If you vote by telephone or on the Internet, your vote must be received by 11:59 p.m., Eastern Daylight Time, on April 20, 2015.

        If you own your shares in your own name, you can vote by telephone or on the Internet in accordance with the instructions provided on the Notice or proxy card. If your shares are held by a bank, broker or other nominee, you can also vote by telephone or on the Internet. The instructions to vote by telephone or on the Internet will be provided on the voting form supplied by your bank or broker. You may need to contact your bank or broker to vote.

How do I vote if my shares are held by my broker?

        If your shares are held by your broker in "street name," you should instruct your broker concerning how to vote your shares in the manner provided by your broker.

How do I vote the shares I hold through the Company's 401(k) plan?

        If you are a participant in our 401(k) plan, you may vote the number of shares credited to your account as of the Record Date by instructing the plan's trustee how to vote your shares pursuant to the instruction form being mailed to plan participants with the Notice or this Proxy Statement. Voting instructions must be received by the plan trustee by 12:00 p.m., Central Daylight Time, on April 22, 2015. If you do not provide clear voting instructions, or if you are returning voting instructions by mail and submit an unsigned voting form, the trustee will vote the shares in your account in accordance with the Board's recommendations.

May I revoke my proxy and change my vote?

        Yes. You may revoke your proxy and change your vote at any time before the Annual Meeting in one of four ways:

  1.
  Send a written notice to our Corporate Secretary that is received prior to the Annual Meeting stating that you revoke your proxy;

  2.
  If you sent a proxy card by mail, complete a new proxy card bearing a later date and properly submit it so that it is received prior to the Annual Meeting;

  3.
  Log onto the Internet website specified on the Notice or proxy card in the same manner you would to submit your proxy electronically or by calling the toll-free number specified on the Notice or proxy card prior to the Annual Meeting, in each case if you are eligible to do so and following the instructions on the Notice or proxy card; or

  4.
  Appear in person at the Annual Meeting, declare your prior proxy to be revoked and then vote in person at the Annual Meeting (although merely attending the Annual Meeting will not revoke your proxy). If a stockholder holds shares in "street name" by his or her broker and has directed such person to vote his or her shares, the stockholder should instruct such person to change his or her vote.

How do I vote in person?

        If you plan to attend the Annual Meeting and vote in person, we will give you a ballot or a new proxy card when you arrive at the Annual Meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must contact such entity with respect to the procedure for you to vote in person.

What vote is required to approve each proposal?

  1.
  For the election of directors.    An affirmative vote of a majority of the shares of our common stock present in person or by proxy and entitled to vote at the Annual Meeting is required for the election of each director nominee (meaning that the number of shares voted "for" a nominee must exceed the number of shares voted "against" such nominee), with abstentions and broker non-votes not counted as a vote cast either "for" or "against" that nominee's election.

  2.
  For the non-binding advisory vote to approve our executive compensation ("Say-on-Pay" vote).    An affirmative vote of a majority of the shares of our common stock present in person or by proxy and entitled to vote at the Annual Meeting will constitute stockholder non-binding approval with respect to the compensation paid to our NEOs. Abstentions will have the same effect as a vote against this proposal. Broker "non-votes" will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of this vote.

  3.
  For the ratification of the appointment of KPMG as our independent registered public accounting firm for 2015.    An affirmative vote of a majority of the shares of our common stock present in person or by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of KPMG as our independent registered public accounting firm for 2015. Abstentions will have the same effect as a vote against any such proposal. Broker "non-votes" will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of this vote.

  4.
  For the approval of the adoption of the 2015 Plan.    An affirmative vote of a majority of the shares of our common stock present in person or by proxy and entitled to vote at the Annual Meeting will constitute stockholder approval with respect to the adoption of the 2015 Plan. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of this vote.

  5.
  Other Matters.    Generally, the affirmative vote of a majority of the total votes cast is required for any other matters which may properly come before the Annual Meeting. At present, we know of no other matters to be presented for stockholder action at the Annual Meeting. If any other matter properly comes before the Annual Meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.

Is the vote on the Say-on-Pay proposal binding on the Board?

        Because your vote on the Say-on-Pay proposal is advisory, it will not be binding upon the Board. However, the Board values the opinions that our stockholders express in their votes and will take into account the outcome of the vote when considering future executive compensation arrangements as it deems appropriate.

Who pays for the proxy solicitation related to the Annual Meeting?

        We will bear the cost of soliciting proxies, including the preparation, assembly and mailing of the Notice, proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of our common stock. Our directors, officers and regular employees may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

How can I obtain additional information about the Company?

        A copy of our Annual Report, without exhibits, is available as specified in the Notice or accompanies this Proxy Statement if you received it by mail. No portion of our Annual Report is incorporated herein and no part thereof is to be considered proxy soliciting material. We will furnish to any stockholder, upon written request, any exhibit described in the list accompanying our Annual Report, upon the payment, in advance, of reasonable fees related to us furnishing such exhibit(s). Any such requests should include a representation that the stockholder was the beneficial owner of shares of our common stock on the Record Date, and should be directed to our Corporate Secretary at Broadwind Energy, Inc., 3240 South Central Avenue, Cicero, IL 60804. You may also access the exhibits described in our Annual Report through our website at www.bwen.com or though the SEC's website at www.sec.gov.

        We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including us, that file electronically with the SEC. The SEC's website address is www.sec.gov. In addition, our Exchange Act filings, proxy statements and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such materials may also be obtained by mail from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549, upon payment of the SEC's customary fees. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS AND MANAGEMENT

        The following table sets forth as of the Record Date certain information regarding beneficial ownership of our common stock by:

  •
  Each person known to us to beneficially own 5% or more of our common stock;

  •
  Each of our executive officers named in the Summary Compensation Table, who in this Proxy Statement are collectively referred to as the "named executive officers" or "NEOs;"

  •
  Each of our directors (including nominees); and

  •
  All of our executive officers (as that term is defined in Rule 3b-7 under the Exchange Act) and directors as a group.

        We have determined beneficial ownership in accordance with Rule 13d-3 under the Exchange Act. Beneficial ownership generally means having sole or shared voting or investment power with respect to securities. Unless otherwise indicated in the footnotes to the table, each stockholder named in the table has sole voting and investment power with respect to the shares of our common stock set forth opposite the stockholder's name. We have based this table upon information supplied by our executive officers, directors and 5% stockholders, including filings with the SEC and information supplied by our transfer agent.

	Number and Percentage of Shares Beneficially Owned(1)
Name and Address of Beneficial Owner or Identity of Group	Shares	Percentage
5% Beneficial Owners
AWM Investment Company, Inc.(2)	1,776,350	12.1%
Jeffrey L. Gendell(3)	1,446,201	9.9%
Named Executive Officers and Directors
Charles H. Beynon(4)	31,367	*
Peter C. Duprey(5)	230,133	1.6%
David W. Fell	14,656	*
Terence P. Fox(6)	468,615	3.2%
Erik W. Jensen	—	*
Stephanie K. Kushner(7)	171,170	1.2%
David P. Reiland(8)	20,690	*
Robert R. Rogowski(9)	21,378	*
Thomas A. Wagner(10)	19,167	*

All current executive officers and directors as a group (9 persons)	977,176	6.7%

*
Less than 1%.

(1)
Based on 14,633,615 common shares issued and outstanding as of the Record Date. Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of the Record Date, or within sixty (60) days of the Record Date, are treated as outstanding when determining the percentage owned by such individual and when determining the percentage owned by a group.

(2)
Based solely on information contained in a Form 4 filed on February 23, 2015 by AWM Investment Company, Inc. ("AWM"). AWM is the investment adviser to Special Situations Cayman Fund, L.P. ("Cayman"), Special Situations Fund III QP, L.P. ("QP"), Special Situations Technology Fund, L.P. ("Tech") and Special Situations Technology Fund II, L.P. ("Tech 2"). As investment adviser, AWM holds sole voting and investment power over and is deemed to beneficially own the 311,353 shares of common stock held by Cayman, the 934,854 shares of common stock held by QP, the 74,575 shares of common stock held by Tech and the 455,568 shares of common stock held by Tech 2. AWM is located at 527 Madison Avenue, Suite 2600, New York, NY 10022.

(3)
Based solely on information contained in an amended Schedule 13D filed on April 8, 2013 and a Form 4 filed on October 15, 2013 by Mr. Jeffrey L. Gendell, Tontine Capital Management, L.L.C., a Delaware limited liability company ("TCM"), Tontine Capital Overseas GP, L.L.C., a Delaware limited liability company ("TCO"), Tontine Management, L.L.C., a Delaware limited liability company ("TM"), Tontine Overseas Associates, L.L.C., a Delaware limited liability company ("TOA"), Tontine Capital Overseas Master Fund II, L.P., a Cayman Islands limited partnership ("TCP 2"), Tontine Asset Associates, L.L.C., a Delaware limited liability company ("TAA"), Tontine Power Partners, L.P., a Delaware limited partnership ("TPP"), and Tontine Associates, L.L.C., a Delaware limited liability company ("TA"). Mr. Gendell, located at 1 Sound Shore Drive, Greenwich, CT 06830, is the managing member of (i) TCM, (ii) TCO, (iii) TM, the general partner of TPP, (iv) TOA, (v) TAA, the general partner of TCP 2, and (vi) TA. Therefore, Mr. Gendell is deemed to beneficially own the shares owned by TCM, TCO, TM, TOA, TCP 2, TAA, TPP and TA (collectively, the "Tontine Entities"), with aggregate beneficial ownership of 1,446,201 shares. The detailed holdings of the Tontine Entities are provided below:

Entity Name	Shares with Sole Voting Power	Shares with Shared Voting Power	Shares with Sole Dispositive Power	Shares with Shared Dispositive Power
Tontine Capital Management, L.L.C.	58,315	—	58,315	—
Tontine Capital Overseas GP, L.L.C.	1,696	—	1,696	—
Tontine Management, L.L.C.	96,795	5,731	96,795	5,731
Tontine Overseas Associates, L.L.C.	151,748	—	151,748	—
Tontine Capital Overseas Master Fund II, L.P.	—	1,046,170	—	1,046,170
Tontine Asset Associates, L.L.C	—	1,046,170	—	1,046,170
Tontine Power Partners, L.P.	—	5,731	—	5,731
Tontine Associates, L.L.C	85,746	—	85,746	—
(4)
Includes 3,500 vested but unexercised options to purchase our common stock and 2,766 restricted stock units ("RSUs") scheduled to vest on April 24, 2015.

(5)
Includes 51,041 vested but unexercised options to purchase our common stock.

(6)
Includes 2,766 RSUs scheduled to vest on April 24, 2015 and 200,000 shares owned by Terence P. Fox and Paula L. Fox Irrevocable Trust 2005.

(7)
Includes (i) 2,940 RSUs scheduled to vest on March 7, 2015, (ii) 36,069 vested but unexercised options to purchase our common stock, and (iii) 3,728 options to purchase our common stock scheduled to vest on March 7, 2015.

(8)
Includes 2,500 vested but unexercised options to purchase our common stock and 2,766 RSUs scheduled to vest on April 24, 2015.

(9)
Includes 4,135 vested but unexercised options to purchase our common stock.

(10)
Includes 2,766 RSUs scheduled to vest on April 24, 2015.

DIRECTORS AND DIRECTOR COMPENSATION

        The names and ages of all of our directors and the positions held by each are as follows:

Name	Age	Position
David P. Reiland(1)(3)	61	Director; Chairman of the Board
Charles H. Beynon(1)(2)	66	Director
Peter C. Duprey	57	Director; President and Chief Executive Officer
Terence P. Fox(1)(2)(3)	59	Director
Thomas A. Wagner(2)(3)	63	Director

(1)
Member of the Audit Committee.

(2)
Member of the Compensation Committee.

(3)
Member of the Governance/Nominating Committee.

        David P. Reiland has served as a member of the Board since April 16, 2008, and has been Chairman of the Board since May 17, 2010. Mr. Reiland is a member of the Audit Committee and is designated as a financial expert. Mr. Reiland is also a member of the Governance/Nominating Committee. Mr. Reiland was employed by Magnetek, Inc. ("Magnetek"), a public company that develops, manufactures and markets power and motion control systems, from August 1986 until January 2009, where he held numerous high-level positions, including Executive Vice President, Chief Financial Officer, Controller and Vice President of Finance, and served as Chief Executive Officer and President of Magnetek from October 2006 until October 2008. Mr. Reiland continues to serve on the Board of Directors of Magnetek. The Governance/Nominating Committee concluded that Mr. Reiland should serve as a director as of the date of this Proxy Statement on the basis of his extensive leadership experience and financial expertise. In addition, Mr. Reiland is a Certified Public Accountant who holds an undergraduate degree in financial management from California State University, Long Beach, and a Master of Business Administration degree from the University of Southern California.

        Charles H. Beynon has served as a member of the Board since October 24, 2007. Mr. Beynon is Chairman of the Audit Committee and is designated as a financial expert. Mr. Beynon is also a member of the Compensation Committee. Mr. Beynon retired as a partner from Arthur Andersen & Co. in 2002 after a 29-year career with the firm, including 19 years as a partner. He served as a division head in the firm's Houston office where he was principally responsible for the firm's services to middle market non-energy related clients. The Governance/Nominating Committee concluded that Mr. Beynon should serve as a director as of the date of this Proxy Statement on the basis of his extensive experience in corporate finance, financial reporting and tax. In addition, Mr. Beynon is a Certified Public Accountant.

        Peter C. Duprey has served as our President and Chief Executive Officer and also as a director since December 1, 2010. Prior to joining the Company, Mr. Duprey served as President and Chief Executive Officer of Acciona Energy North America Corporation from April 2006 through September 2010, and led Acciona Energy's growth in wind development and operations, turbine manufacturing, and solar development in North America. In 2005 and 2006, Mr. Duprey was a partner at Zouk Ventures Ltd., a venture capital fund based in London, England. From 2001 through 2005, Mr. Duprey worked for GE Energy, a division of General Electric Company, where he was the General Manager of Marketing for GE Wind and led GE Energy's business development efforts in renewable energy, including the acquisition of Enron Wind. Mr. Duprey's early career included business development, quality and financial management positions at GE Capital, Eastman Kodak and PricewaterhouseCoopers. The Governance/Nominating Committee concluded that Mr. Duprey should serve as a director as of the date of this Proxy Statement on the basis of his knowledge of our operations in his role as President and Chief Executive Officer, and also his more than 30 years of leadership and business experience which includes over 10 years of experience working in renewable energy markets. Mr. Duprey holds a Bachelor of Science degree in accounting from Clarkson University, and a Master of Business Administration degree from the Simon School of Business at the University of Rochester.

        Terence P. Fox has served as a member of the Board since February 2006. Mr. Fox is Chairman of the Compensation Committee and is also a member of the Audit Committee and the Governance/Nominating Committee. Mr. Fox, along with three other individuals, founded Tower Tech Systems Inc., the company around which we were built through a series of acquisitions completed in 2007 and 2008. He has been a partner in the law firm of Kummer, Lambert, Fox & Glandt, LLP, and its predecessor, Dewane, Dewane, Kummer, Lambert & Fox, LLP, located in Manitowoc, Wisconsin, since June 1987, where one of his primary areas of practice is business and commercial law. Mr. Fox graduated from the University of Wisconsin—Milwaukee and the Marquette University Law School. He has many business and real estate interests and sits on the boards of directors of several non-profit and for-profit organizations in the Manitowoc, Wisconsin area. The Governance/Nominating Committee concluded that Mr. Fox should serve as a director as of the date of this Proxy Statement on the basis of his leadership and business experience, his legal expertise, and his extensive knowledge of our history and our growth and development over time.

        Thomas A. Wagner has served as a member of the Board since March 25, 2011. Mr. Wagner is also a member of the Compensation Committee and the Governance/Nominating Committee. Since July 2012, Mr. Wagner has been the Chief Product Officer at Ogin, Inc., a wind turbine design and supply company. From January 2011 to May 2012, Mr. Wagner was the Engineering Head at Nordic Windpower USA, a wind turbine manufacturer to the community and distributed utility wind power segments. From January 2006 through December 2010, Mr. Wagner served as Chief Technology Officer of Gas Turbine Efficiency plc, an early stage company focused on turbine efficiency, where he led the design and validation of technology to enhance the operation of aviation, industrial and power generation turbines around the world. Mr. Wagner has worked in the diversified energy industry for more than 30 years, including positions as Vice President Technology and Production for Hess Microgen, an affiliate of Amerada Hess Corporation, and various engineering leadership positions at General Electric Company from 1990 through 2005, where he led teams developing, delivering and servicing gas, steam and wind turbines and generators. From 2002 through 2005, Mr. Wagner served as General Manager Technology Leadership for Wind Energy for GE Wind, where, among other things, he participated in the development of the reliability programs and product improvement plans for GE's 1.5 MW wind turbine. Mr. Wagner holds a Bachelor of Science degree in engineering from Cornell University and a Master of Science degree from Rensselaer Polytechnic Institute in mechanics. The Governance/Nominating Committee concluded that Mr. Wagner should serve as a director as of the date of this Proxy Statement on the basis of the demonstrated technology leadership over the course of his career, as well as his strong technical background and understanding of the products and services that we provide and the industries in which we operate.

2014 Director Compensation

        On March 8, 2011, the Board approved the amended and restated Broadwind Energy, Inc. Board Compensation Program, which was declared effective as of January 1, 2011 (the "Board Compensation Program").

        For 2014, under the Board Compensation Program:

  •
  each eligible director (defined as a non-employee member of the Board who was not otherwise compensated by us) received an annual equity grant of RSUs with a grant value of $35,000 and was paid a cash fee of $8,750 per calendar quarter for Board membership, $1,500 for each Board or stockholder meeting that he personally attended and $750 for each Board or stockholder meeting that he telephonically attended;

  •
  the Chairman of the Board was paid an additional cash fee of $6,250 per calendar quarter for service as Chairman of the Board;

  •
  the Audit Committee chairman was paid an additional cash fee of $3,750 per calendar quarter and other committee chairmen were paid an additional cash fee of $2,500 per calendar quarter for service as committee chairmen; and

  •
  each committee chairman and member was paid $1,000 for each committee meeting that he personally attended and $500 for each committee meeting that he telephonically attended.

        Pursuant to the Board Compensation Program, on April 24, 2014, each of Messrs. Beynon, Fox, Reiland and Wagner, and William T. Fejes, Jr., a former director who resigned from the Board effective February 23, 2015, were granted an RSU award representing the right to receive 2,766 shares of our common stock upon vesting. The RSU awards vest one year after the date of grant. All non-employee directors are subject to our stock ownership guidelines that were adopted in March 2011. See the narrative description entitled "Stock Ownership Guidelines" included in the Compensation Discussion and Analysis section of this Proxy Statement ("CD&A") for a more detailed description of our stock ownership guidelines.

        Each non-employee director is eligible to participate in the Broadwind Energy, Inc. Deferred Compensation Plan (the "Deferred Compensation Plan"), which was adopted by the Board on October 24, 2007. The Deferred Compensation Plan is an unfunded deferred compensation arrangement subject to the provisions of Section 409A of the U.S. Internal Revenue Code of 1986, as amended (the "IRC"). The value of each participant's account is deemed invested in shares of our common stock and is generally payable upon the director's departure from the Board. During 2014, none of our directors elected to participate in the Deferred Compensation Plan.

  2014 Director Compensation Table

        The following table sets forth 2014 compensation information for our non-employee directors. Peter C. Duprey, our President and Chief Executive Officer ("CEO"), receives no additional compensation for his services as a director. The compensation received by Mr. Duprey as our employee is shown in the 2014 Summary Compensation Table set forth in this Proxy Statement.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Total
Charles H. Beynon	$74,500	$35,000	$109,500
Director
William T. Fejes, Jr.(2).	$66,500	$35,000	$101,500
Director
Terence P. Fox	$65,500	$35,000	$100,500
Director
David P. Reiland	$80,750	$35,000	$115,750
Director; Chairman of the Board
Thomas A. Wagner	$52,250	$35,000	$87,250
Director

(1)
Stock Awards represents the aggregate grant date fair value of RSUs awarded during 2014, calculated in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718—Compensation—Stock Compensation ("ASC Topic 718"), under the Broadwind Energy, Inc. 2012 Equity Incentive Plan (the "2012 Plan"), and assumes no forfeiture rates derived in the calculation of the grant date fair value of the awards. The assumptions used to determine the valuation of these awards are discussed in Note 16 to our consolidated financial statements included in our Annual Report. As of December 31, 2014, each of Messrs. Beynon, Fejes, Fox, Reiland and Wagner had outstanding 2,766 RSUs scheduled to vest on April 24, 2015. In addition, as of December 31, 2014, Mr. Beynon had 3,500 vested but unexercised stock options and Mr. Reiland had 2,500 vested but unexercised stock options.

(2)
Mr. Fejes resigned from the Board effective as of February 23, 2015. In connection with Mr. Fejes' departure from the Board, the Compensation Committee determined that Mr. Fejes' April 24, 2014 award of 2,766 RSUs should vest as of the effective date of his resignation.

CORPORATE GOVERNANCE

Independence

        The Board has determined that currently and at all times during the year ended December 31, 2014, a majority of its members are and have been "independent" as defined by the listing standards of the NASDAQ Stock Market ("NASDAQ"). The Board considers in its evaluation of independence any existing related party transactions, which are discussed later in this Proxy Statement in the section entitled "Certain Transactions and Business Relationships." The Board's determination is based on its belief that none of the independent directors have any relationships that, in the Board's opinion, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that the following current directors are "independent" as defined by the NASDAQ listing standards: Messrs. Beynon, Fox, Reiland and Wagner.

Code of Ethics and Business Conduct

        We have a written Code of Ethics and Business Conduct ("Code of Ethics") that applies to all of our employees, directors and officers, including our principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions. The Code of Ethics addresses such topics as protection and proper use of our assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, conflicts of interest, and insider trading. The Code of Ethics is posted on our Internet website, www.bwen.com, and is available in print, free of charge, to any stockholder who sends a request for a paper copy to Broadwind Energy, Inc., Attn: Corporate Secretary, 3240 South Central Avenue, Cicero, IL 60804. We intend to include on our website any amendment to, or waiver from, a provision of our Code of Ethics that applies to any of our directors or executive officers that relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-K.

Board Leadership Structure

        The Board is led by its Chairman, Mr. Reiland, who is considered to be an independent director. The Board believes that separating the roles of CEO and Chairman of the Board is the most appropriate structure for us at this time. Having an independent Chairman of the Board is a means to ensure that the CEO is accountable for managing the Company in the best interests of our stockholders while, at the same time, acknowledging that managing the Board is a separate and time intensive responsibility. The Board also believes that an independent Chairman of the Board can serve to avoid conflicts of interest, promote oversight of risk and manage the relationship between the Board and the CEO.

Risk Oversight

        The Board and its Audit Committee play an active role in the oversight of risk and our risk management practices. The Audit Committee primarily is responsible for review of financial and compliance risks, with the full Board responsible for other risks. We conduct comprehensive Enterprise Risk Assessments on a periodic basis, and review the results with the Board at a regularly scheduled meeting. We update the Board regularly on actions taken as a result of the Enterprise Risk Assessments. Because of our size and available resources, we do not have a dedicated risk management function; rather, certain of our employees are charged with responsibility for specific risk areas, including operational risks, liquidity risks, legal risks and compliance risks. These individuals make periodic reports to the Board and the Audit Committee on their areas of risk oversight.

Compensation Policies and Risk Management

        The Board engages in a process, in consultation with the Compensation Committee's independent compensation consultant, to evaluate whether our executive and broad-based compensation programs contribute to unnecessary risk-taking, and the Board has concluded that the risks arising from these programs are not reasonably likely to have a material adverse effect on us. In reaching this determination, the Board has taken into account the following design elements of our compensation programs and policies and practices: independent compensation committee oversight; pay levels and mix; performance metrics and goal-setting process; incentive payout curves; payout timing and adjustments; form of equity incentives; stock ownership requirements and trading policies; and the structure of severance benefits.

Stockholder Communications with the Board of Directors

        Stockholders may communicate directly with the Board or any of its individual members. Any such communication should be directed to our Corporate Secretary at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board or for non-management directors, and our Corporate Secretary will forward the communication to all specified directors. If no director is specified, the communication will be forwarded to the entire Board. Stockholder communications to the Board should be sent to:

  Broadwind Energy, Inc.
  Attn: Corporate Secretary
  3240 South Central Avenue
  Cicero, IL 60804

Director Attendance at Annual Meetings

        Directors' attendance at our Annual Meetings can provide our stockholders with an opportunity to communicate with directors about issues affecting us. Our Principles of Corporate Governance encourage our directors to attend the Annual Meetings. All of our directors attended our 2014 Annual Meeting.

Committee and Board of Directors Meetings

        During 2014, the Board met 13 times, including in-person and telephonic meetings. The directors also communicate informally to discuss our affairs and, when appropriate, take formal action by unanimous written consent of all directors, in accordance with our Certificate of Incorporation and Bylaws and Delaware law. Executive sessions of the independent directors are scheduled at least twice per year in conjunction with regularly scheduled Board meetings.

        The Board has three standing committees: the Audit Committee, the Compensation Committee and the Governance/Nominating Committee.

        In 2014, each director attended at least 95% of the meetings of the Board and of committees of which he was a member.

  Current Committee Membership

        The following table sets forth the current membership of each of the Board's committees.

Audit Committee	Compensation Committee	Governance/Nominating Committee
Charles H. Beynon (Chairman)	Terence P. Fox (Chairman)	David P. Reiland (Chairman)
Terence P. Fox	Charles H. Beynon	Terence P. Fox
David P. Reiland	Thomas A. Wagner	Thomas A. Wagner

Audit Committee

        The Board maintains an Audit Committee comprised of three independent directors, including two financial experts (as defined below). The current members of the Audit Committee are Messrs. Beynon (Chairman), Fox and Reiland. The Board and the Audit Committee believe that the Audit Committee's current member composition satisfies the NASDAQ Marketplace Rule that governs audit committee composition, Rule 5605(c), including the requirement that audit committee members all be "independent directors" as that term is defined by NASDAQ Rule 5605(a)(2), and that the Audit

Committee and its members satisfy the criteria of Section 10A(m)(3) and Rule 10A-3 of the Exchange Act. The primary function of the Audit Committee is assisting the Board with oversight responsibilities by reviewing: the financial reports and other material financial information we provided to any governmental body or the public; our systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and our auditing, accounting and financial reporting processes generally. The Audit Committee charter is posted on our Internet website, www.bwen.com, and may be amended by approval of the Board, upon recommendation by the Governance/Nominating Committee. The Audit Committee met seven (7) times in 2014.

  Audit Committee Charter and Scope of Authority

        Under the Audit Committee's written charter, the primary duties and responsibilities of the Audit Committee include, but are not limited to, the following:

  •
  Review our annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by our independent accountants.

  •
  Review with management and our independent accountants any quarterly or annual report prior to its filing and any release of earnings prior to its release.

  •
  Appoint, compensate and oversee our independent accountants. Our independent accountants report directly to the Audit Committee. Pre-approve all audit services and non-audit services to be performed by our independent accountants.

  •
  Periodically consult with our independent accountants outside of the presence of management regarding the integrity of our internal and external reporting processes, adequacy of internal controls and the fullness and accuracy of our financial statements.

  •
  Inquire of management and external accountants about the adequacy of our internal control procedures as a complete system, as well as the discovery of any individual material gaps and/or failures in our internal control procedures.

  •
  Review the audit scope and plan of our internal auditors and independent auditors in order to ensure coordination of efforts, completeness of coverage, reduction of redundant efforts and effective use of audit resources.

  •
  Prepare an annual Audit Committee Report to be presented to the Board.

  •
  At least annually, or more frequently as may be necessary, each executive officer and director shall report to the Audit Committee regarding all related party transactions to which such person and the Company may be a party prior to the implementation of such transaction to assess whether such transactions meet applicable legal requirements.

  •
  As required by the applicable regulations of the SEC and NASDAQ, establish and maintain procedures for efficiently responding to complaints received by us regarding accounting, internal accounting controls and auditing, including, among other things, procedures that allow employees to submit concerns regarding questionable accounting and auditing matters on an anonymous basis.

  •
  Review annually the Audit Committee's charter, make appropriate recommendations for modification of the charter to the Governance/Nominating Committee, and publish the Audit Committee's charter in accordance with applicable SEC and NASDAQ rules and regulations.

  Audit Committee Financial Experts

        The Board has determined that each of Messrs. Beynon and Reiland is an "audit committee financial expert" as defined in Item 407(d)(5)(ii) of Regulation S-K under the Securities Act of 1933, as amended (the "Securities Act"). The designation of Messrs. Beynon and Reiland as audit committee financial experts does not impose on Messrs. Beynon and Reiland any duties, obligations or liabilities that are greater than the duties, obligations and liability imposed on Messrs. Beynon and Reiland as members of the Audit Committee and the Board in the absence of such designation or identification.

Audit Committee Report

        In accordance with its written charter adopted by the Board, the Audit Committee assists the Board with fulfilling its oversight responsibility regarding the quality and integrity of the Company's accounting, auditing and financial reporting practices. In discharging its responsibilities regarding the audit process, the Audit Committee:

  (1)
  reviewed and discussed the audited financial statements with management;

  (2)
  discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, as amended (Communications with Audit Committees); and

  (3)
  received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm its independence.

        Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014, for filing with the Securities and Exchange Commission.

Members of the Audit Committee: Charles H. Beynon (Chairman) Terence P. Fox David P. Reiland

Compensation Committee

        Responsibility for evaluating our compensation policies, oversight of management's performance and recommendations regarding compensation of senior management has been delegated by the Board to the Compensation Committee. The current members of the Compensation Committee are Messrs. Fox (Chairman), Beynon and Wagner. Messrs. Fox, Beynon and Wagner each satisfy, in the judgment of the Board, the independence requirements of NASDAQ Rule 5605(d) and Rule 10C-1 under the Exchange Act.

  Compensation Committee Charter and Scope of Authority

        Under the Compensation Committee's written charter, the primary duties and responsibilities of the Compensation Committee include the following:

  •
  Periodically review with management our philosophy of compensation, taking into consideration enhancement of stockholder value from a short, intermediate and long-term perspective, and the fair and equitable compensation of all employees.

  •
  Annually consider the relationship between our strategic and operating plans and the various compensation plans for which the Compensation Committee is responsible.

  •
  Annually review the individual and Company performance goals and objectives of our CEO and other senior management, evaluate such officers' performance in light of these goals, and determine and approve appropriate compensation levels and equity grants based on this evaluation, market data and our compensation philosophy.

  •
  Review senior management compensation policies and plans, including incentive plans, equity plans, benefits and perquisites.

  •
  Review development plans for senior management.

  •
  Periodically review with management, and advise the Board with respect to, management's assessment of the effectiveness of our human resources policies, strategies and programs, including compensation levels, employee deferred compensation plans, employee benefits, and the ability to attract, develop and retain talent. In addition, confirm that such policies and practices are not reasonably likely to have a material adverse effect on us.

  •
  Periodically review with management, and advise the Board with respect to, equity compensation plans and related registration statements and report to the full Board if any stockholder approval or additional registration is necessary.

  •
  Periodically review with management, and advise the Board with respect to administration of, employee benefit plans.

  •
  Review and recommend compensation plans for members of the Board.

  •
  Assist the Board and us in developing and reviewing public disclosure of matters relating to the compensation of our directors, senior management and CEO, as required by applicable laws or regulations or as the Board deems to be in our best interest.

  •
  Review periodically the Compensation Committee's charter, and make appropriate recommendations for modification of the charter to the Governance/Nominating Committee.

  •
  Annually review an assessment of any potential conflicts of interest raised by the work of compensation consultants (whether retained by the Compensation Committee or management) that are involved in determining or recommending executive or director compensation.

        The Compensation Committee's charter is posted on our Internet website, www.bwen.com, and may be amended by approval of the Board, upon recommendation by the Governance/Nominating Committee. The Compensation Committee met six (6) times in 2014.

        The Board and the Compensation Committee make compensation decisions regarding our executive officers. In making its compensation decisions and recommendations, the Compensation Committee may take into account the recommendations of our CEO and other senior management, which, as defined in the Compensation Committee charter, includes any officer who reports directly to our CEO and any other officer of the Company or our subsidiaries so designated by our CEO. Other than giving such recommendations, however, our CEO and other senior management have no formal role and no authority to determine the amount or form of executive and director compensation. For additional information regarding the role of senior management in compensation decisions, please see "Role of Executive Officers in Compensation Decisions" in the CD&A.

        The Compensation Committee may, at our expense, retain legal counsel (which may be, but need not be, our regular corporate counsel) and other consultants and advisors to assist it with its functions. The Compensation Committee has authority to approve such consultants' and advisors' fees and other retention terms and to terminate its relationship with any such consultant or advisor. The

Compensation Committee will assess the independence of any such legal counsel, consultants or advisors to the extent required by applicable SEC and NASDAQ rules. For additional information regarding these services, please see "Role of Compensation Consultant" in the CD&A. In addition, the Compensation Committee has authority to delegate its responsibilities to subcommittees or individual Compensation Committee members.

Governance/Nominating Committee

        The current members of the Governance/Nominating Committee are Messrs. Reiland (Chairman), Fox and Wagner. The Board believes that each member of the Governance/Nominating Committee satisfies the independence requirements of NASDAQ Rule 5605(e). The nominees for election to the Board at the Annual Meeting were recommended by the Governance/Nominating Committee. The Governance/Nominating Committee charter is posted on our Internet website, www.bwen.com, and may be amended by approval of the Board, upon recommendation by the Governance/Nominating Committee. The Governance/Nominating Committee met two (2) times in 2014.

        The Governance/Nominating Committee will review director nominees proposed by stockholders. A stockholder who wishes to recommend one or more director nominees must provide a written recommendation to our Corporate Secretary, at Broadwind Energy, Inc., 3240 South Central Avenue, Cicero, IL 60804. In order to recommend a nominee for director at an Annual Meeting pursuant to our Bylaws, our Corporate Secretary must receive the written nomination not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding Annual Meeting (or, if the Annual Meeting is called for a date that is not within 30 days before or after such anniversary date, the written nomination must be so received not later than the close of business on the 10th day following the day on which notice of the date of the Annual Meeting was mailed or public disclosure of the date of the Annual Meeting was made, whichever first occurs).

        Our Bylaws require that a notice of a recommendation must include:

  •
  with respect to the stockholder giving the notice:

  •
  the name and record address of such stockholder and the beneficial owner, if any, on whose behalf the nomination is made,

  •
  the class or series and number of shares of our capital stock which are owned beneficially or of record by such stockholder or such beneficial owner,

  •
  whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such stockholder or beneficial owner with respect to any share of our stock (which information shall be updated by such stockholder and beneficial owner, if any, as of the record date or dates for the determination of stockholders entitled to notice of and to vote at the Annual Meeting not later than 10 days after such record date or dates, and in any event, not later than one business day prior to the date of the Annual Meeting),

  •
  a description of all arrangements or understandings between such stockholder or beneficial owner and each proposed director nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder,

  •
  a representation that such stockholder intends to appear in person or by proxy at the Annual Meeting to nominate the person(s) named in its notice, and

    •
    any other information relating to such stockholder or beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

  •
  with respect to the director nominee:

  •
  the name, age, business address and residence address of such director nominee,

  •
  the principal occupation or employment of such director nominee,

  •
  the class or series and number of shares of our capital stock which are owned beneficially or of record by such director nominee,

  •
  whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such director nominee with respect to any share of our stock (which information shall be updated by such stockholder as of the record date or dates for the determination of stockholders entitled to notice of and to vote at the Annual Meeting not later than 10 days after such record date or dates, and in any event, not later than one business day prior to the date of the Annual Meeting), and

  •
  any other information relating to such stockholder or such beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

        Such notice must be accompanied by a written consent of each proposed director nominee to being named as a nominee and to serve as a director if elected. No person shall be eligible for election as a director unless nominated in accordance with the procedures set forth in our Bylaws.

        The Governance/Nominating Committee is responsible for matters relating to the selection of candidates for, and the tenure of the members of, the Board; for developing and recommending to the Board our Principles of Corporate Governance; and for overseeing and carrying out policies and processes that enhance the effective and efficient governance of the Company.

        The Governance/Nominating Committee will consider candidates for the Board who are recommended by stockholders, directors, third party search firms engaged by us and other sources. When selecting candidates for recommendation to the Board, the Governance/Nominating Committee will consider the attributes of the candidates and the needs of the Board and will review all candidates in the same manner, regardless of the source of the recommendation. In evaluating director nominees, a candidate should have certain minimum qualifications, including being able to read and understand basic financial statements, having familiarity with our business and industry, having high moral character and mature judgment, and being able to work collegially with others. In addition, factors such as the following shall be considered:

  •
  the independence standards established by us, the presence of any material interests that could cause a conflict between our interests and the interests of the director nominee, and the director nominee's ability to exercise his or her best business judgment in the interest of all our stockholders;

  •
  the director nominee's willingness to adhere to our Code of Ethics;

  •
  the director nominee's ability to devote sufficient time to the business of the Board and at least one of the standing committees of the Board, in light of the number of other boards on which the director nominee serves (for profit and not-for-profit) and the other business and professional commitments of the director nominee;

  •
  the appropriate size and the diversity of the Board;

  •
  the knowledge, skills and experience of the director nominee, including experience in the industries in which we operate, as well as in the general areas of business, finance, management and public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

  •
  the director nominee's familiarity with domestic and international business matters;

  •
  legal and regulatory requirements that are applicable to us;

  •
  the director nominee's experience with accounting rules and practices;

  •
  the director nominee's ability to enhance the relationship of our business to the changing needs of society; and

  •
  the desire of the Board to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

        In February 2015, the Board amended our Principles of Corporate Governance to establish a mandatory retirement age of 72 years old for directors, provided that the Board may choose to make an exception to this policy when it determines that doing so would be in the best interests of the Company and our stockholders.

        The Governance/Nominating Committee believes in an expansive definition of diversity that includes differences of experience, education and talents, among other things. While the Governance/Nominating Committee does not have a formal policy in this regard, the diversity of the Board is listed as a factor to be considered in evaluating candidates for the Board, among others, in the Broadwind Energy, Inc. Governance/Nominating Committee Policies for Director Nominations and Stockholder Proposals, which is available on our website, www.bwen.com. The Governance/Nominating Committee seeks to achieve a range of talents, skills and expertise on the Board and evaluates each nominee with regard to the extent to which he or she contributes to this overall mix.

EXECUTIVE OFFICERS

        The names and ages of our executive officers and the positions held by each are as follows:

Name	Age	Position
Peter C. Duprey	57	President and Chief Executive Officer
Stephanie K. Kushner	59	Executive Vice President, Chief Financial Officer and Treasurer
Robert R. Rogowski	56	Vice President and Corporate Controller
Erik W. Jensen	47	Vice President and Chief Human Capital Officer
David W. Fell	52	Vice President, General Counsel and Secretary

        Peter C. Duprey has served as our President and Chief Executive Officer and also as a director since December 1, 2010. Prior to joining the Company, Mr. Duprey served as President and Chief Executive Officer at Acciona Energy North America Corporation from April 2006 through September 2010, and led Acciona Energy's growth in wind development and operations, turbine manufacturing, and solar development in North America. In 2005 and 2006, Mr. Duprey was a partner at Zouk Ventures Ltd., a venture capital fund based in London, England. From 2001 through 2005, Mr. Duprey worked for GE Energy, a division of General Electric Company, where he was the General Manager of

Marketing for GE Wind and led GE Energy's business development efforts in renewable energy, including the acquisition of Enron Wind. Mr. Duprey's early career included business development, quality and financial management positions at GE Capital, Eastman Kodak and PricewaterhouseCoopers. Mr. Duprey holds a Bachelor of Science degree in accounting from Clarkson University, and a Master of Business Administration degree from the Simon School of Business at the University of Rochester.

        Stephanie K. Kushner has served as our Executive Vice President, Chief Financial Officer and Treasurer since August 15, 2009. Ms. Kushner has more than 30 years of accounting and finance experience, including serving as Chief Financial Officer for publicly traded global manufacturer Federal Signal Corporation from 2002 to 2008. Ms. Kushner held several global finance leadership positions with FMC Corporation, and began her career with Amoco Corporation. Ms. Kushner holds a bachelor's degree in economics from Douglass College at Rutgers University and a Master of Business Administration degree from the Wharton School.

        Robert R. Rogowski has served as our Vice President and Corporate Controller since April 2011. Prior to joining the Company, Mr. Rogowski was Vice President and Corporate Controller of Material Sciences Corporation ("MSC"), a provider of coil-coated and composite materials, electroplated sheet steel, and metallized thin films, starting in February 2007. In this position, his role encompassed SEC reporting, financial reporting and control, financial planning and finance-related technology development. During the 14 years prior to joining MSC, Mr. Rogowski was employed by WMS Industries ("WMS"), a designer and manufacturer of gaming machines. During his tenure at WMS, Mr. Rogowski held the positions of Director—Internal Audit, Vice President of Finance and Controller, and Vice President—Business Solutions. Mr. Rogowski began his career working in the internal audit and business planning functions with The Hillshire Brands Company (f/k/a Sara Lee Corporation). Mr. Rogowski, a Certified Public Accountant, earned his Bachelor of Science degree in Finance from Northern Illinois University, and holds a Master of Business Administration degree in Finance from the University of Chicago.

        Erik W. Jensen has served as our Vice President and Chief Human Capital Officer since July 2014. Prior to joining the Company, Mr. Jensen was Vice President of Human Resources of Pettibone, LLC ("Pettibone"), part of a privately-held group of manufacturing companies, starting in August 2011. For more than 3 years prior to joining Pettibone, Mr. Jensen was employed by ThyssenKrupp Crankshaft Company ("ThyssenKrupp"), a publicly-traded German company. During his tenure at ThyssenKrupp, Mr. Jensen held the position of Director of Human Resources. Mr. Jensen began his career in the chemical industry with Stepan Company, a publicly-traded company, where during his 14 year career he transitioned from operations to Human Resources. Mr. Jensen earned his Bachelor of Science degree in Industrial Technology, with a concentration in Manufacturing Engineering from Eastern Illinois University, and holds a Master of Business Administration degree from Olivet Nazarene University.

        David W. Fell has served as our Vice President since April 2014, as our General Counsel since May 2013 and as our Secretary since January 2013. Mr. Fell was previously our Associate General Counsel and Assistant Secretary since January 2009. Prior to joining the Company, Mr. Fell was Vice President and General Counsel of Apex Companies, LLC ("Apex"), a privately-held provider of environmental, health, safety and engineering services, starting in June 2007. For more than 12 years prior to joining Apex, Mr. Fell was employed by Equity LifeStyle Properties, Inc. ("ELS"), a publicly-traded real estate investment trust. During his tenure at ELS, Mr. Fell held the positions of Vice President, Associate General Counsel and Assistant Secretary. Prior to joining ELS, Mr. Fell was an attorney with the Chicago-based law firm of Winston & Strawn LLP, where he practiced transactional law. Mr. Fell earned his Bachelor of Arts degree in English and Psychology from the University of Wisconsin-Madison, and holds a Juris Doctor degree from Harvard Law School.

SEC Settlement Involving Chief Financial Officer

        On February 11, 2015, a settlement was approved in connection with the SEC investigation previously disclosed in our SEC reports. The investigation related to certain accounting practices in 2009 - 2010 related to revenue recognition, cost accounting and intangible and fixed asset valuations concerning our subsidiary Brad Foote Gear Works, Inc. In connection with the settlement, Ms. Kushner agreed to pay disgorgement and prejudgment interest of $23,109 and a penalty of $50,000 related solely to the intangible valuation issue. We reimbursed her for the disgorgement and prejudgment interest payment. For additional information regarding the investigation, please see Item 3 "Legal Proceedings" in our Annual Report.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

        Our executive compensation program is designed to support the overall objective of maximizing long-term stockholder value by aligning the interests of our executive officers with the interests of our stockholders, and rewarding executive officers for achieving Company and individual objectives as established by the Compensation Committee. The executive compensation program is also designed to provide compensation opportunities that attract and retain the services of talented and experienced leaders vital to our short- and long-term success. The following Compensation Discussion and Analysis provides a description of the material elements of our executive compensation practices for our executive officers. This description should be read in conjunction with the Summary Compensation Table and related compensation tables in this Proxy Statement.

Company Performance Overview

        We provide technologically advanced high-value products and services to energy, mining and infrastructure sector customers, primarily in the U.S. Our most significant presence is within the U.S. wind energy industry, although we have diversified into other industrial markets in order to improve our capacity utilization and reduce our exposure to uncertainty related to favorable governmental policies currently supporting the U.S. wind energy industry. Within the U.S. wind energy industry, we provide products and services to turbine manufacturers and wind farm developers and operators. Outside of the wind energy market, we provide precision gearing, specialty weldments and services to a broad range of industrial customers for oil and gas, mining, steel and other industrial applications.

        Following are highlights of our 2014 fiscal year:

  •
  Sales revenue increased 12% to a record $241.3 million.

  •
  The loss from continuing operations decreased by $4.2 million to $6.2 million.

  •
  We substantially completed the complex $13.7 million investment to restructure our operating footprint, which we commenced in 2011.

  •
  Our liquidity remained strong, with $20 million of cash assets and no amounts outstanding on our $20 million line of credit as of December 31, 2014.

        A reconciliation of our GAAP (U.S. generally accepted accounting principles) results to our non-GAAP results can be found in Part II, Item 6 "Selected Financial Data" of our Annual Report.

Pay for Performance Alignment

        Our executive compensation program is intended to align the interests of our executive officers with those of our stockholders through the use of performance-based incentives. The Compensation Committee designed the 2014 executive compensation program so that variable pay elements

(performance-based bonuses and equity-based long-term incentives) constituted the majority of the target compensation opportunity for each executive officer.

Corporate Governance Framework

        The Compensation Committee engages in an ongoing review of our executive compensation program to evaluate whether it supports our compensation policy and ultimately serves the interests of our stockholders. Following are highlights of our corporate governance framework, which the Compensation Committee believes reinforces our pay for performance philosophy:

  •
  Stock Ownership Guidelines:  We require our executive officers and directors to meet stock ownership guidelines (ranging from one to five times annual base salary in the case of executive officers and three times annual cash retainer fees in the case of directors). The stock ownership guidelines are described in more detail below in the section entitled "Stock Ownership Guidelines."

  •
  No Excise Tax Gross-up Payments on Change in Control Benefits:  Our executive compensation arrangements do not include excise tax gross-up payments in the event of a change in control.

  •
  Limited Perquisites and Other Benefits:  We generally do not provide our executive officers with perquisites such as Company vehicles, club memberships, financial planning assistance, tax preparation or other benefits. Executive life insurance is offered to some executive officers as a way to attract and retain necessary talent. We do not offer a service-based defined benefit pension plan to our employees.

  •
  Benchmarking Process:  The Compensation Committee reviews the external marketplace and our peer group in order to factor in current competitive and best practices when making compensation decisions.

  •
  Independent Compensation Consultant:  During 2014, the Compensation Committee retained Frederic W. Cook & Co., Inc. ("FW Cook") as its independent compensation consultant.

Named Executive Officers (NEOs)

        The names and positions of our NEOs for 2014 are set forth below:

Name	Position
Peter C. Duprey	President and Chief Executive Officer
Stephanie K. Kushner	Executive Vice President, Chief Financial Officer and Treasurer
Robert R. Rogowski	Vice President and Corporate Controller
Erik W. Jensen	Vice President and Chief Human Capital Officer
David W. Fell	Vice President, General Counsel and Secretary

Role of Compensation Consultant

        Pursuant to the terms of its charter, the Compensation Committee has the authority to retain independent advisors to assist in carrying out its responsibilities. Beginning in 2011, the Compensation Committee engaged FW Cook, an independent compensation consultant, to advise the Compensation Committee on certain executive compensation matters. The Compensation Committee made the decision to engage an independent compensation consultant in light of increasing complexity in the area of executive compensation, the need to maintain proper benchmarking and remain abreast of current trends, and the desire to maintain compensation practices designed to encourage retention of key employees.

        In 2014, FW Cook performed the following services for the Compensation Committee:

  •
  Provided the Compensation Committee with updates on current trends, regulatory developments and best practices in executive compensation;

  •
  Conducted a pay risk assessment;

  •
  Advised the Compensation Committee regarding various compensation design and reporting matters, and attended three Compensation Committee meetings held during the year; and

  •
  Advised the Compensation Committee regarding the selection of a peer group for 2014 compensation benchmarking purposes.

        FW Cook does not provide any other services to us or management directly. Accordingly, its work on behalf of the Compensation Committee has not presented any conflict of interest.

Role of Executive Officers in Compensation Decisions

        The Board and the Compensation Committee make compensation decisions regarding our executive officers. However, in making executive compensation decisions, the Compensation Committee seeks and considers input from senior management. Senior management regularly participates in the Board's and the Compensation Committee's activities in the following specific respects:

  •
  Our CEO reports to the Compensation Committee with respect to his evaluation of the performance of our executive officers, including the other NEOs. Our CEO makes recommendations as to compensation decisions for these individuals, including base salary levels and the amount and mix of incentive awards. Our CEO is not present when the Compensation Committee deliberates and approves changes to his compensation.

  •
  Our CEO and our Chief Financial Officer ("CFO") develop and recommend for approval by the Compensation Committee performance objectives and targets for our incentive compensation programs.

  •
  During 2014, our CEO, our CFO, our Chief Human Capital Officer and our General Counsel attended Compensation Committee meetings. Management generally does not attend executive sessions of the Compensation Committee. However, there are times when the Compensation Committee requests that our CEO be present for all or a portion of an executive session.

Executive Compensation Philosophy and Objectives

        The Board believes that our executive compensation program should:

  •
  Attract, motivate and retain talented and experienced leaders vital to our short- and long-term success;

  •
  Align the interests of our executive officers with those of our stockholders by rewarding performance that enhances stockholder value;

  •
  Reward accountability for achieving Company and individual results by setting a high proportion of pay at risk for executive officers, with that proportion rising with the level of responsibility; and

  •
  Require our leaders to demonstrate the highest ethical standards and adhere to our Code of Ethics.

        In accordance with this philosophy, the Compensation Committee has established three principal components of executive compensation, with the overall goal of compensating our executive officers at the median of competitive market practice. These compensation components include:

  •
  A base salary which reflects the executive officer's level of responsibility, talent and experience;

  •
  Short-term variable incentive compensation tied to achieving Company and individual operational and strategic goals; and

  •
  Long-term incentives.

        In addition, our executive officers receive health, life insurance and other benefits that are intended to be in line with market practices.

Consideration of Prior Say-on-Pay Vote

        In the Compensation Committee's compensation setting process, the Compensation Committee considered the approval by approximately 95.1% of the votes cast on the "say-on-pay" proposal at our 2014 Annual Meeting (abstentions were treated as votes against the proposal for purposes of this calculation) and determined that our executive compensation philosophy, objectives and elements continue to be appropriate and did not make any changes to our executive compensation program in response to the 2014 "say-on-pay" vote.

Setting Executive Compensation

        The Compensation Committee structured the executive compensation plans and programs in 2014 based on the above stated compensation philosophy and objectives.

        Since 2008, the Compensation Committee has used a customized peer group for benchmarking purposes, which has been revised and/or updated annually, following recommendations from the Compensation Committee's external compensation consultant. At its October 2013 meeting, in coordination with FW Cook, the Compensation Committee reviewed the peer group, taking into consideration changes in factors such as annual revenues, total assets, market capitalization and disclosed peers. Following this review, the Compensation Committee approved the custom peer group set forth below to be used for evaluating 2014 compensation decisions. The new peer group included eight companies from the 2013 peer group plus 12 new companies. The changes were made because several of the prior peer group companies were no longer publicly owned, and to expand and re-align the peer group to be appropriately comparable to the Company in terms of size, industry and market capitalization.

Allied Motion Technologies, Inc.*	Global Power Equipment Group, Inc.*	Power Solutions International, Inc.*
Ampco-Pittsburgh Corporation	Graham Corporation*	PowerSecure International, Inc.
Capstone Turbine Corporation*	Hardinge Inc.	Preformed Line Products Company*
Dynamic Materials Corporation	Kadant Inc.	Supreme Industries, Inc.*
Enphase Energy, Inc.*	MFRI Inc.	Thermon Group Holdings, Inc.*
Flow International Corporation	NN, Inc.*	Twin Disc, Incorporated
FuelCell Energy, Inc.*	PMFG, Inc.*

*
Companies added to the Company's peer group. The following companies were deleted from the peer group: Echelon Corporation, The Gorman-Rupp Company, Infinera Corporation, Opnext, Inc., RBC Bearings Incorporated, Ultralife Corporation, and Zoltek Companies, Inc.

Elements of Compensation

Overview and Analysis

        The Compensation Committee has implemented a formalized compensation structure for our executive officers that includes base salary, an annual incentive opportunity and long-term incentives. In allocating compensation among these components, the Compensation Committee believes that each executive officer's target compensation should be predominantly performance-based. The Compensation Committee does not solely use a formulaic approach in determining the weighting of each component of total compensation. Rather, after setting each separate component of compensation, the Compensation Committee reviews the total compensation package of each executive officer.

Components

Base Salary

        We pay our executive officers fixed annual salaries, which provide a degree of financial stability and are intended to reflect the competitive marketplace, to attract and retain quality executive officers. In determining the base salary for each executive officer, the Compensation Committee assesses the responsibilities associated with the executive officer's position, individual contributions and performance, skill set, prior experience, and external pressures to attract and retain talent. Although the median of the peer group market data is used as a benchmark to set base salaries for our executive officers, actual base salaries may be higher or lower than the median based on the factors set forth above.

        The Compensation Committee generally reviews base salaries for all executive officers during the first quarter of each year. In view of the results of the peer benchmarking exercise, in the first quarter of 2014, the base salaries of Ms. Kushner and Messrs. Duprey, Rogowski and Fell were adjusted as follows:

Executive Officer	Prior Base Salary	New Base Salary
Peter C. Duprey	$450,000	$475,000
Stephanie K. Kushner	$334,000	$350,700
Robert R. Rogowski.	$188,125	$191,888
David W. Fell	$197,800	$207,097

        Taking into consideration prevailing market conditions and the level of compensation received by Mr. Jensen from his previous employer, and based on negotiations between Mr. Jensen and the Company, Mr. Jensen's base salary was set at $200,000 when he joined the Company in July 2014.

Annual Incentives

        We provide our executive officers with short-term incentive compensation through our annual cash bonus program, the Executive Short-Term Incentive Plan (the "STIP"). The STIP is designed to reward our executive officers for achieving pre-established performance goals. Under the terms of the STIP, the Compensation Committee administers the STIP with full power and authority and determines whether incentive awards should be based on Company, business unit or individual performance objectives for a given year. The Compensation Committee also establishes a target incentive level (and may, in its discretion, set a minimum, or threshold, level) with respect to each category of incentive award that will apply to participants in the STIP for such year.

        Under the STIP, executive officers have an annual target bonus opportunity that is a fixed percentage of salary, based on peer group market data and also taking into consideration the unique skills and contributions of each individual. In view of the results of the peer benchmarking exercise, no changes in targeted bonus opportunities were made for executive officers during 2014. For 2014, the targeted bonus amounts for NEOs ranged from 30% to 100% of base salary, as follows:

Executive Officer	Targeted Annual Incentive (As a Percentage of Base Salary)
Peter C. Duprey	100%
Stephanie K. Kushner	75%
Robert R. Rogowski.	30%
Erik W. Jensen	30%
David W. Fell	30%

        Each year, the Compensation Committee sets incentive goals based upon both financial and individual performance. In 2014, 70% of the bonus payout was based on financial measures and 30% was based on achievement of individual objectives. To ensure that annual incentive pay is based on performance, threshold, target and maximum payout levels are established annually under the STIP by the Compensation Committee.

        The range of potential cash award payouts for NEOs under the 2014 STIP is summarized below.

Executive Officer	Threshold	Target	Maximum
Peter C. Duprey	—	$475,000	$712,500
Stephanie K. Kushner	—	$263,025	$394,538
Robert R. Rogowski	—	$57,566	$86,350
Erik W. Jensen(1)	—	$26,308	$39,462
David W. Fell	—	$62,129	$93,194

(1)
As noted above, Mr. Jensen joined the Company in July 2014; his potential cash award payout under the 2014 STIP was prorated accordingly.

        For 2014, the Compensation Committee established Operating Income growth as the financial measure for short-term incentive compensation purposes, which was the basis for 70% of the bonus payment. At the time, this was the measure believed to most closely align with our 2014 priorities. The Operating Income growth target established to meet the targeted annual incentive payout was set consistent with the level projected in our annual operating plan approved by the Board, and ranges above and below this target were established for purposes of setting threshold and maximum payout levels, respectively. For financial performance at or below the threshold level, no awards pursuant to the 2014 STIP would be earned; for financial performance above the threshold level but below the maximum level, 2014 STIP awards would be paid at levels ranging between 0% and 150% of the target; and for financial performance at or above the maximum level, 2014 STIP awards were capped at 150% of the target. The following table shows the threshold, target and maximum 2014 Operating Income growth levels for purposes of determining 2014 STIP awards.

	Threshold (0% payout)	Target (100% payout)	Maximum (150% payout)
2014 Operating Income Growth	$5,657,000	$14,716,000	$18,716,000

        For 2014, we reported a net Operating Loss of $5,934,000, an improvement of $7,276,000 from the 2013 Operating Loss of $13,210,000, resulting in an award for the 70% financial component equal to 17.9% of target.

        The 30% individual performance target was established individually for each NEO, and reflected priorities deemed most critical for that individual. Possible achievement ratings range from 0% to 150% of target. In the case of Mr. Duprey, individual performance goals encompassed a range of strategic, safety, employee satisfaction and process improvement objectives including market share gains, new product launches, improved safety results and achieving savings through Continuous Improvement initiatives. Based on the Board's assessment of Mr. Duprey's performance against these goals, the Board awarded Mr. Duprey a payout under his individual performance target of 100%. For Ms. Kushner, individual performance goals included improvements to the Company's information technology infrastructure, initiation of a wellness program and staff training programs, increasing investor outreach to raise institutional ownership, and enhancing controls Company-wide. Based on the Board's assessment of Ms. Kushner's performance against these goals, the Board awarded Ms. Kushner a payout under her individual performance target of 110%. For Mr. Rogowski, individual performance goals included improved cost management, implementing new systems to track and monitor accounting controls, and the formalization of processes and policies across the Company. Based on the Board's assessment of Mr. Rogowski's performance against these goals, the Board awarded Mr. Rogowski a payout under his individual performance target of 125%. For Mr. Jensen, individual performance goals included accelerating recruitment for key positions, improving employee retention and increased focus on operational human resources issues. Based on the Board's assessment of Mr. Jensen's performance against these goals, the Board awarded Mr. Jensen a payout under his individual performance target of 130%. For Mr. Fell, individual performance goals included improving commercial contract management across the Company, achieving closure on various legacy legal issues and creating a corporate policy framework. Based on the Board's assessment of Mr. Fell's performance against these goals, the Board awarded Mr. Fell a payout under his individual performance target of 100%.

Long-Term Incentives

        During both 2013 and 2014, our long-term incentive plan ("LTIP") utilized a weighting of two three-year incentive vehicles: time-based RSUs and a performance-based cash grant. The Compensation Committee selected time-based RSUs as a long-term incentive vehicle to retain key executive officers, promote higher levels of Company stock ownership by executive officers, and further encourage long-term planning by the senior leadership team. The use of a performance-based cash grant was introduced to reinforce our long-term pay-for-performance philosophy in light of limited availability of shares under the 2012 Plan. The targeted value of RSUs and performance-based cash was selected in order to deliver market-competitive long-term incentive opportunities that were targeted at the median of the peer group, and to encourage the behaviors and long-term perspective necessary for creating stockholder value.

        For each LTIP participant, a targeted grant value to be delivered was determined as a percentage of base salary, based in part on peer group market data and also taking into consideration the unique skills and contributions of each individual executive officer. The annual long-term incentive grant (i.e., value of RSUs plus targeted performance-based cash award) was then calculated to deliver the targeted grant value evenly between RSUs and performance-based cash.

        Under the 2013 LTIP, the performance-based cash award payout ranges from 0% to 150% of target based on the achievement of total Adjusted EBITDA (earnings from continuing operations before interest, taxes, depreciation, amortization, restructuring and share based payments) over the two-year performance period, but remains subject to time-based vesting requirements through the end of a third year. The choice of total Adjusted EBITDA as the performance metric was due to our focus on generating positive cash flow from operations.

        Under the 2014 LTIP, the performance-based cash award payout will range from 0% to 150% of target based on the achievement of total Operating Income over the two-year performance period, but remains subject to time-based vesting requirements through the end of a third year. The choice of total

Operating Income as the performance metric was due to the business focus on improving margins and achieving profitability.

        As shown below, the performance targets for the outstanding LTIP awards in 2014 were:

	Threshold (0% payout)	Target (100% payout)	Maximum (150% payout)
2013 LTIP: 2-yr total Adjusted EBITDA (2013-14)	$12,710,000	$25,000,000	$30,625,000
2014 LTIP: 2-yr total Operating Income (2014-15)	$7,247,000	$13,045,000	$18,119,000

        Regarding the 2013 LTIP, the total Adjusted EBITDA (earnings from continuing operations before interest, taxes, depreciation, amortization, restructuring and share based payments) reported by the Company for the two-year performance period was $19,223,000, which will result in a 53% payout of the performance-based cash incentive for the two-year performance period for executives still employed by the Company on December 31, 2015.

        The table below shows a comparison between the targeted LTIP value for each NEO and the value awarded in 2014 pursuant to the considerations described above:

Executive Officer	Targeted Long-Term Incentive Value (as a Percentage of Base Salary)	2014 Long-Term Incentive Value Granted (as a Percentage of Base Salary)
Peter C. Duprey	130%	130%
Stephanie K. Kushner	80-110%	95%
Robert R. Rogowski.	30%	30%
Erik W. Jensen	30%	30%
David W. Fell	30%	30%

        The following table summarizes the performance-based cash and time-based RSU grants made as part of our annual long-term incentive awards to the NEOs in 2014:

Executive Officer	Grant Date	Target Performance- based Cash	Time-Based RSUs Granted
Peter C. Duprey	2/20/2014	$292,500	35,890
Stephanie K. Kushner	2/20/2014	$167,000	20,491
Robert R. Rogowski	2/20/2014	$28,219	3,462
Erik W. Jensen(1)	7/23/2014	$15,000	3,530
David W. Fell	2/20/2014	$29,670	3,640

(1)
Mr. Jensen joined the Company in July 2014; his target performance-based cash award was prorated accordingly.

Severance and Change-of-Control Provisions

        Our employment agreements with certain of our executive officers contain severance and change of control provisions. These are more fully described below under "Potential Payments Upon Termination of Employment or Change of Control." The severance provisions are intended to protect executive officers from the loss of reasonably expected compensation and benefits if (i) the executive officer's employment is terminated by us without cause or (ii) the executive officer terminates his or her employment with us for good reason. We provide severance benefits to recruit and retain executive officers, and we believe this benefit enhances our ability to attract and retain executive officers during challenging economic circumstances and a competitive job market for executive talent. We believe the change of control provisions are aligned with the interests of our stockholders, enabling us to retain the executive officers in the event of a pending, threatened or actual change of control. The provisions are also intended to provide our executive officers with incentives to obtain the highest possible value in the event of a future acquisition of the Company, despite the risk of losing employment.

Other Benefits

        Our executive officers participate in our corporate-wide benefit programs and are provided benefits that are generally commensurate with the benefits provided to other full-time employees, which includes participation in our qualified defined contribution plan. We generally do not provide our executive officers with perquisites or other personal benefits such as Company vehicles, club memberships, financial planning assistance, tax preparation, or other benefits. Executive life insurance is offered to some executive officers as a way to attract and retain necessary talent. Such perquisites are disclosed in the Details Behind All Other Compensation Column table below.

Stock Ownership Guidelines

        To further align the interests of our executive officers and directors with the interests of our stockholders, the Board adopted stock ownership guidelines for our executive officers and directors in March 2011. The stock ownership guidelines require all executive officers who are members of our executive management team or are Section 16 reporting persons to own a number of shares of our common stock having a value equal to a multiple of the executive officer's base salary then in effect, divided by the closing price of the stock, as follows:

Position	Multiple of Base Salary
President and Chief Executive Officer	5 times
Chief Financial Officer and Chief Operating Officer (as applicable)	3 times
All Other Executives	1 times

        In addition, the stock ownership guidelines require each director to own a number of shares of our common stock having a value equal to three times the annual cash retainer fees earned by the director in the immediately preceding calendar year for service on the Board.

        If an executive officer fails to satisfy the requirements of the stock ownership guidelines, the executive officer will have 25% of his or her annual incentive bonus paid solely in shares of our common stock until the executive officer owns the requisite number of shares. If a director fails to satisfy the requirements of the stock ownership guidelines, the director will have 25% of his or her director fees paid solely in shares of our common stock until the director owns the requisite number of shares.

        The required stock ownership levels are to be achieved by March 18, 2016, or within five years of first appointment or election as an executive officer or director, as applicable, whichever is later.

Tax Deductibility of Executive Compensation

        Section 162(m) of the IRC ("Section 162(m)") limits to $1,000,000 per year the deduction that a publicly held corporation may take for compensation paid to each of its CEO and the three other most highly compensated employees other than the CFO. An exception to this rule exists for compensation that is "performance-based," as defined in the IRC. The structure of our executive compensation program has not historically given rise to Section 162(m) concerns. The Compensation Committee recognizes the desirability of preserving the deductibility of payments made to our executive officers and will continue to assess the impact of Section 162(m) on our compensation practices. However, the Compensation Committee believes that it must maintain flexibility in its approach in order to structure a program that is the most effective in attracting, motivating and retaining our key executive officers.

2015 Compensation Decisions

        At its February 2015 meeting, the Compensation Committee took the following actions with respect to 2015 compensation matters:

  •
  Base Salary:  The Compensation Committee approved 2015 base salary amounts as follows: Mr. Duprey—$475,000 (no change); Ms. Kushner—$350,700 (no change); Mr. Rogowski—$197,645; Mr. Jensen—$205,000; and Mr. Fell—$221,594.

  •
  2015 Long-Term Incentive Program:  In consultation with the Compensation Committee's independent compensation consultant, the Compensation Committee retained a similar structure for the 2015 LTIP. Of the targeted value available to each executive officer, 50% was granted as time-vested RSUs and 50% was granted as a performance-based cash award, dependent on our financial performance during the 2015-2016 performance period. The financial metric under the 2015 LTIP is total Operating Income for the 2015-2016 performance period.

Report of the Compensation Committee of the Board of Directors on 2014 Compensation

        This report is submitted by the Compensation Committee of the Board. The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed it with management and, based on the review and discussion, has recommended to the Board that it be included in the Company's Proxy Statement for its 2015 Annual Meeting of Stockholders and Annual Report on Form 10-K for the year ended December 31, 2014.

Members of the Compensation Committee: Terence P. Fox (Chairman) Charles H. Beynon Thomas A. Wagner

2014 Summary Compensation Table

        The following table provides information regarding the compensation earned during the last three fiscal years by our CEO, our CFO and our three other executive officers, whom we collectively refer to as our "named executive officers" or "NEOs."

Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation(2)	Total
Peter C. Duprey	2014	$470,192	—	$317,985	—	$199,973	$13,332	$1,001,482
President & Chief Executive Officer	2013	$450,000	—	$292,500	—	$435,105	$13,200	$1,190,805
	2012	$450,000	—	$197,134	$156,882	—	$13,000	$817,016
Stephanie K. Kushner	2014	$347,488	—	$181,550	—	$118,658	$22,326	$670,022
Executive Vice President, Chief	2013	$334,000	—	$183,699	—	$242,208	$19,601	$779,508
Financial Officer & Treasurer	2012	$334,000	—	$115,834	$92,182	—	$17,896	$559,912
Robert R. Rogowski(3)	2014	$191,164	—	$30,673	—	$28,692	$20,226	$270,755
Vice President & Corporate Controller
Erik W. Jensen(4)	2014	$87,692	—	$35,124	—	$13,556	$6,797	$143,169
Vice President & Chief Human Capital Officer
David W. Fell(3)	2014	$205,309	—	$32,250	—	$26,195	$14,138	$277,892
Vice President, General Counsel & Secretary

(1)
Represents the aggregate grant date fair value of RSUs granted during the applicable year and calculated in accordance with ASC Topic 718 under the Company's equity incentive plan that was in effect at the time of grant, and assumes no forfeiture rates derived in the calculation of the grant date fair value of the awards. The assumptions used to determine the valuation of the 2014 awards are discussed in Note 16 to our consolidated financial statements included in our Annual Report.

(2)
Please see the Details Behind All Other Compensation Column table, a separate table provided for additional information regarding these amounts.

(3)
Messrs. Rogowski and Fell were not NEOs in 2012 or 2013.

(4)
Mr. Jensen commenced employment with us on July 8, 2014.

Details Behind All Other Compensation Column

        The following table sets forth details concerning the information in the "All Other Compensation" column in the above 2014 Summary Compensation Table.

Name	Registrant Contributions to Defined Contribution Plans(1)	Life/ Disability Insurance Premiums(2)	Total
Peter C. Duprey	$10,400	$2,932	$13,332
Stephanie K. Kushner.	$10,400	$11,926	$22,326
Robert R. Rogowski	$7,647	$12,579	$20,226
Erik W. Jensen	$2,462	$4,335	$6,797
David W. Fell	$1,550	$12,588	$14,138

(1)
Represents the 401(k) plan matching contributions made by us for 2014.

(2)
Represents the contributions by us to life insurance, long-term disability insurance and accidental death and dismemberment insurance premiums.

Grants of Plan-Based Awards for 2014

        The following table sets forth information concerning plan-based awards to the NEOs during 2014.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
									All Other Stock Awards: Number of Shares of Stock or Units(3)	All Other Option Awards: Number of Securities Underlying Options		Grant Date Fair Value of Stock and Option Awards(4)
											Exercise or Base Price of Option Awards
Name	Grant Date		Threshold	Target	Maximum	Threshold	Target	Maximum
Peter C. Duprey	2/20/2014		—	—	—	—	—	—	35,890	—	—	$317,985
	2/20/2014	(1)	—	$292,500	$438,750	—	—	—	—	—	—	—
	2/20/2014	(2)	—	$475,000	$712,500	—	—	—	—	—	—	—
Stephanie K. Kushner	2/20/2014		—	—	—	—	—	—	20,491	—	—	$181,550
	2/20/2014	(1)	—	$167,000	$250,500	—	—	—	—	—	—	—
	2/20/2014	(2)	—	$263,025	$394,538	—	—	—	—	—	—	—
Robert R. Rogowski	2/20/2014		—	—	—	—	—	—	3,462	—	—	$30,673
	2/20/2014	(1)	—	$28,219	$42,329	—	—	—	—	—	—	—
	2/20/2014	(2)	—	$57,566	$86,350	—	—	—	—	—	—	—
Erik W. Jensen	7/23/2014		—	—	—	—	—	—	3,530	—	—	$35,124
	7/23/2014	(1)	—	$15,000	$22,500	—	—	—	—	—	—	—
	7/23/2014	(2)	—	$26,308	$39,462	—	—	—	—	—	—	—
David W. Fell	2/20/2014		—	—	—	—	—	—	3,640	—	—	$32,250
	2/20/2014	(1)	—	$29,670	$44,505	—	—	—	—	—	—	—
	2/20/2014	(2)	—	$62,129	$93,194	—	—	—	—	—	—	—

(1)
The amounts shown reflect the cash opportunities under the performance-based cash award granted during 2014. As noted in the CD&A, this award will vest based on our Operating Income performance during the 2014-2015 performance period and the NEO's continued employment through December 31, 2016. For more information regarding these awards, please see the "Long-Term Incentives" section of the CD&A.

(2)
Represents annual cash award opportunities under the 2014 STIP. Please see the CD&A for further information regarding the 2014 STIP.

(3)
This column shows the number of time-vested RSU awards granted to our NEOs, as part of the 2014 LTIP, under the 2012 Plan. These RSUs vest in one-third increments on each of the first through third year anniversaries of the date of grant.

(4)
The amounts shown in this column are valued based on the grant date fair value calculated in accordance with the provisions of ASC Topic 718, and assumes no forfeiture rates derived in the calculation of the grant date fair value of the awards. The assumptions used to determine the grant date fair value are discussed in Note 16 to our consolidated financial statements included in our Annual Report.

Outstanding Equity Awards at 2014 Year End

        The following table includes certain information with respect to the value of all unexercised options to purchase shares of our common stock and unvested shares of restricted stock and RSUs previously awarded to the NEOs as of December 31, 2014.

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(1)
Peter C. Duprey	2/20/2014	—	—		—	—	35,890	(3)	$193,447
	2/21/2013	—	—		—	—	65,000	(3)	$350,350
	5/4/2012	29,041	29,042	(2)	$3.39	5/4/2022	29,042	(4)	$156,536
	11/15/2010	22,000	—		$17.70	11/15/2020	—		—
Stephanie K. Kushner	2/20/2014	—	—		—	—	20,491	(3)	$110,446
	2/21/2013	—	—		—	—	40,822	(3)	$220,031
	5/4/2012	17,064	17,065	(2)	$3.39	5/4/2022	17,065	(4)	$91,980
	3/7/2011	11,182	3,728	(2)	$13.50	3/7/2021	2,940	(4)	$15,847
	3/9/2010	5,323	—		$54.40	3/9/2020	—		—
	7/29/2009	2,500	—		$99.90	7/29/2019	—		—
Robert R. Rogowski.	2/20/2014	—	—		—	—	3,462	(3)	$18,660
	2/21/2013	—	—		—	—	6,271	(3)	$33,801
	5/4/2012	2,823	2,824	(2)	$3.39	5/4/2022	2,824	(4)	$15,221
	5/5/2011	1,312	438	(2)	$15.00	5/5/2021	438	(4)	$2,361
Erik W. Jensen	7/23/2014	—	—		—	—	3,530	(3)	$19,027
David W. Fell	2/20/2014	—	—		—	—	3,640	(3)	$19,620
	2/21/2013	—	—		—	—	4,088	(3)	$22,034
	8/22/2012	—	—		—	—	2,634	(4)	$14,197
	7/28/2011	—	—		—	—	1,045	(4)	$5,633

(1)
The market value of shares or units of stock that have not vested reflects a stock price of $5.39, the closing market price of our common stock on December 31, 2014.

(2)
These options vest in 25% increments on each of the first through fourth year anniversaries of the date of grant.

(3)
These RSUs vest in one-third increments on each of the first through third year anniversaries of the date of grant.

(4)
These RSUs vest in 25% increments on each of the first through fourth year anniversaries of the date of grant.

RSUs Vesting in 2014

        The following table includes certain information with respect to the vesting of RSUs held by our NEOs in 2014.

	Option Awards		Stock Awards
Name	Number of Shares Acquired On Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
Peter C. Duprey	—	—	51,521	$503,890
Stephanie K. Kushner	—	—	32,593	$328,504
Robert R. Rogowski.	—	—	4,984	$51,626
Erik W. Jensen	—	—	—	—
David W. Fell	—	—	6,120	$54,891

(1)
Value realized on vesting was calculated based on the number of shares multiplied by the closing market price of our common stock on the date of vesting.

Potential Payments Upon Termination or Change of Control

Employment Agreements

        We have employment agreements with Mr. Duprey and Ms. Kushner. The agreements provide that the employment arrangement may be terminated: (i) by us for "cause" (as defined in the employment agreement); (ii) by us without "cause;" or (iii) by the employee for "good reason" (as defined in the employment agreement). The agreements include noncompetition and non-solicitation covenants that continue for 18 months after termination of employment and provisions regarding confidentiality.

        Mr. Duprey's employment agreement provides that, upon termination of Mr. Duprey's employment by us without "cause" or by Mr. Duprey for "good reason", we shall pay to Mr. Duprey (a) unpaid base salary plus any accrued but unpaid benefits to the effective date of termination, (b) any unpaid bonus earned in accordance with the then applicable bonus plan or program to the effective date of termination, provided that the unpaid bonus for services rendered during the year in which the termination occurs shall not be less than an amount equal to the product of 100% of Mr. Duprey's base salary multiplied by a fraction, the numerator of which is the number of days he is employed by us during the year in which the termination occurs and the denominator of which is 365 and, if the date of termination occurs prior to the date on which the annual bonus, if any, for the immediately preceding year would otherwise be paid, an amount equal to the annual bonus that would have been paid to Mr. Duprey for such immediately preceding year, based on the actual achievement of applicable performance goals and without regard to whether Mr. Duprey is employed on the date the bonus otherwise would have been paid; (c) severance in an amount equal to Mr. Duprey's then-current base salary for a period of 18 months; and (d) if Mr. Duprey is eligible for and timely elects health insurance coverage under the Consolidated Omnibus Reconciliation Act ("COBRA"), an additional severance benefit calculated by us in our discretion equal to (A) the cost of monthly COBRA premiums (determined as of the effective date of termination) multiplied by (B) 18. The agreement also provides that (i) if we terminate Mr. Duprey's employment due to disability, our obligation to Mr. Duprey shall be limited to the payment of unpaid base salary to the effective date of termination, plus any accrued but unpaid benefits to the effective date of termination, any unpaid bonus earned in accordance with the then applicable bonus plan or program to the effective date of termination and, if there is no unpaid, earned bonus for the year in which the termination occurs, an amount equal to the product of 100% of Mr. Duprey's base salary multiplied by a fraction, the numerator of which is the number of days he is employed by us during the year in which the termination occurs and the denominator of which is 365, and (ii) if Mr. Duprey's employment terminates due to his death, we shall be responsible for payment of Mr. Duprey's base salary and other accrued benefits earned up to the date of his death. In any such event, Mr. Duprey's rights with regard to equity incentive awards, including stock options and restricted stock units, shall be governed by separate applicable agreements entered into between Mr. Duprey and us.

        Mr. Duprey's employment agreement further provides that if, upon or within one year of a "change of control" (as defined in the agreement) occurring at any time during the term of the agreement, we or a succeeding entity terminate Mr. Duprey's employment without cause (as defined above) or Mr. Duprey terminates his employment for good reason, we or the succeeding entity's obligation to Mr. Duprey shall be (a) unpaid base salary, bonus and benefits accrued up to the effective date of termination, (b) if there is no unpaid bonus earned for the year of termination, an amount equal to the product of 100% of Mr. Duprey's base salary multiplied by a fraction, the numerator of which is the number of days he is employed by us during the year in which the termination occurs and the denominator of which is 365 and, if the date of termination occurs prior to the date on which the annual bonus, if any, for the immediately preceding year would otherwise be paid, an amount equal to the annual bonus that would have been paid to Mr. Duprey for such immediately preceding year, based on the actual achievement of applicable performance goals and without regard to whether Mr. Duprey is employed on the date the bonus otherwise would have been paid, (c) a lump sum payment equal to Mr. Duprey's then-current base salary for a period of 36 months, and (c) if Mr. Duprey is eligible for and timely elects COBRA coverage, an additional severance benefit calculated by us in our discretion equal to (A) the cost of monthly COBRA premiums (determined as of the effective date of termination) multiplied by (B) 18. The employment agreement also provides that in the event of a change of control, (i) all unvested awards held by Mr. Duprey under our long-term incentive plans shall become fully vested upon the change of control and, if applicable, immediately exercisable; (ii) each such award which is a stock option shall continue to be exercisable for the remainder of its term; and (iii) with respect to any award under our long-term incentive plans that is subject to the attainment of performance objectives or specified performance criteria, such performance objectives and criteria shall be deemed satisfied at the target level and any performance period shall be deemed to end as of the date of the change of control.

        Ms. Kushner's employment agreement provides that, upon termination of Ms. Kushner's employment by us without "cause" or by Ms. Kushner for "good reason", we shall pay to Ms. Kushner (a) unpaid base salary plus any accrued but unpaid benefits to the effective date of termination, and any unpaid bonus earned in accordance with the then applicable bonus plan or program to the effective date of termination, provided that the unpaid bonus for services rendered during the year in which the termination occurs shall not be less than an amount equal to the product of 75% of Ms. Kushner's base salary multiplied by a fraction, the numerator of which is the number of days she is employed by us during the year in which the termination occurs and the denominator of which is 365; (b) severance in an amount equal to Ms. Kushner's then current base salary for a period of eighteen (18) months; and (c) if Ms. Kushner is eligible for and timely elects COBRA coverage, an additional severance benefit calculated by us in our discretion equal to (A) the cost of monthly COBRA premiums (determined as of the effective date of termination) multiplied by (B) 18. The agreement also provides that (i) if we terminate Ms. Kushner's employment due to disability, our obligation to Ms. Kushner shall be limited to the payment of unpaid base salary to the effective date of termination, plus any accrued but unpaid benefits to the effective date of termination, and any unpaid bonus earned in accordance with the then applicable bonus plan or program to the effective date of termination, provided that the unpaid bonus for services rendered during the year in which the termination occurs shall not be less than an amount equal to the product of 75% of Ms. Kushner's base salary multiplied by a fraction, the numerator of which is the number of days she is employed by us during the year in which the termination occurs and the denominator of which is 365; and (ii) if Ms. Kushner's employment terminates due to her death, we shall be responsible for payment of base salary and other accrued benefits earned up to the date of her death. In any such event, Ms. Kushner's rights with regard to equity incentive awards, including stock options and restricted stock units, shall be governed by separate applicable agreements entered into between Ms. Kushner and us.

        Ms. Kushner's employment agreement further provides that if, upon or within one year of a change of control (as defined in the agreement) occurring at any time during the term of the agreement, we or a succeeding entity terminate Ms. Kushner's employment without cause or Ms. Kushner terminates her employment for good reason, we or the succeeding entity's obligation to Ms. Kushner shall be (a) unpaid base salary, bonus and benefits accrued up to the effective date of termination, provided that the unpaid bonus for services rendered during the year in which the termination occurs shall not be less than an amount equal to the product of 75% of Ms. Kushner's base salary multiplied by a fraction, the numerator of which is the number of days she is employed by us during the year in which the termination occurs and the denominator of which is 365, (b) a lump sum payment equal to Ms. Kushner's then-current base salary for a period of 36 months, and (c) if Ms. Kushner is eligible for and timely elects COBRA coverage, an additional severance benefit calculated by us in our discretion equal to (A) the cost of monthly COBRA premiums (determined as of the effective date of termination) multiplied by (B) 18. The agreement also provides that in the event of a change of control, (i) all unvested awards held by Ms. Kushner under our long-term incentive plans shall become fully vested upon the change of control and, if applicable, immediately exercisable, (ii) each such award which is a stock option shall continue to be exercisable for the remainder of its term, and (iii) with respect to any award under our long-term incentive plans that is subject to the attainment of performance objectives or specified performance criteria, such performance objectives and criteria shall be deemed satisfied at the target level and any performance period shall be deemed to end as of the date of the change of control.

Severance and Non-Competition Agreements

        We have severance and non-competition agreements with Messrs. Rogowski, Jensen and Fell. The agreements include noncompetition and non-solicitation covenants that continue for six months after termination of employment and provisions regarding confidentiality.

        Each such agreement provides that, upon termination of the applicable NEO's employment by us without "cause" (as defined in the agreement), we shall pay to the NEO (a) unpaid base salary accrued up to the effective date of termination plus any accrued but unpaid benefits to the effective date of termination, and any unpaid bonus earned in accordance with the then applicable bonus plan or program to the effective date of termination; and (b) if the NEO has been employed by us for a period of at least 12 months prior to the effective date of termination (and only in such event), then severance in an amount equal to the NEO's then-current base salary for a period of six months. The agreement also provides that, upon a "change of control" (as defined in the agreement) and subsequent termination of the NEO's employment by us without cause, we shall pay to the NEO an amount equal to (i) unpaid base salary, bonus and benefits accrued up to the effective date of termination, and (ii) a lump sum payment equal to the NEO's then-current base salary for a period of 12 months.

        The tables below show potential payments to our NEOs as if each of them was terminated without cause, with good reason, for death or disability, or in connection with a change of control (each as defined in the applicable NEO's agreement with us as described above). The amounts shown assume that termination was effective as of December 31, 2014, and are estimates of the amounts that would be paid to the applicable individual upon termination. The actual amounts to be paid can only be determined at the actual time of termination.

Peter C. Duprey

Type of Payment	Involuntary Termination Without Cause	Good Reason	Death	Disability		Change of Control
Cash Severance(1)	$1,187,500	$1,187,500	—	$475,000	(2)	$1,900,000	(2)
Stock Options	—	—	—	—		$57,968
Restricted Stock Units	—	—	—	—		$700,333
Welfare Benefits	—	—	—	—		—
Total	$1,187,500	$1,187,500	—	$475,000		$2,658,301

Stephanie K. Kushner

Type of Payment	Involuntary Termination Without Cause	Good Reason	Death	Disability		Change of Control
Cash Severance(1)	$789,075	$789,075	—	$263,025	(3)	$1,315,125	(3)
Stock Options	—	—	—	—		$34,062
Restricted Stock Units	—	—	—	—		$438,304
Welfare Benefits	$24,937	$24,937	—	—		$24,937

Total	$814,012	$814,012	—	$263,025		$1,812,428

Robert R. Rogowski

Type of Payment	Involuntary Termination Without Cause	Good Reason	Death	Disability	Change of Control
Cash Severance(1)	$95,944	—	—	—	$191,888
Stock Options	—	—	—	—	—
Restricted Stock Units	—	—	—	—	—
Welfare Benefits	—	—	—	—	—
Total	$95,944	—	—	—	$191,888

Erik W. Jensen

Type of Payment	Involuntary Termination Without Cause	Good Reason	Death	Disability	Change of Control
Cash Severance(1)	—	—	—	—	$200,000
Stock Options	—	—	—	—	—
Restricted Stock Units	—	—	—	—	—
Welfare Benefits	—	—	—	—	—
Total	—	—	—	—	$200,000

David W. Fell

Type of Payment	Involuntary Termination Without Cause	Good Reason	Death	Disability	Change of Control
Cash Severance(1)	$103,549	—	—	—	$207,097
Stock Options	—	—	—	—	—
Restricted Stock Units	—	—	—	—	—
Welfare Benefits	—	—	—	—	—
Total	$103,549	—	—	—	$207,097

(1)
Cash severance upon a "change of control" is only payable upon termination of the executive's employment without cause or, in the case of Mr. Duprey and Ms. Kushner, termination of employment by the executive for good reason, following a change of control. Amounts reported represent the cash severance payable in accordance with the executive's employment agreement. Based on Mr. Jensen's July 2014 hire date, he would not be eligible to receive any severance payments upon a termination without cause as of December 31, 2014.

(2)
Mr. Duprey's employment agreement provides that upon termination due to disability or termination due to a change in control, if there is no unpaid, earned bonus for the year in which the termination occurs, Mr. Duprey would receive an amount equal to 100% of his base salary prorated based on the number of days employed during the year.

(3)
Ms. Kushner's employment agreement provides that upon termination due to disability or termination due to a change in control, if there is no unpaid, earned bonus for the year in which the termination occurs, Ms. Kushner would receive an amount equal to 75% of her base salary prorated based on the number of days employed during the year.

Equity Compensation Plan Information

        The following table provides certain information as of December 31, 2014 with respect to compensation plans under which shares of our common stock are authorized for issuance.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted- average exercise price of outstanding options, warrants and rights(2)	Number of securities remaining available for future issuances under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	673,756	$8.34	474,552

Total	673,756	$8.34	474,552

(1)
Includes outstanding stock options to purchase shares of our common stock and outstanding RSU awards pursuant to the Amended and Restated Broadwind Energy, Inc. 2007 Equity Incentive Plan and the 2012 Plan. Each of these plans has been approved by our stockholders. For purposes of this column, the "vesting" of RSU awards was treated as equivalent to the "exercise" of outstanding options, warrants and rights.

(2)
RSU awards do not have an exercise price. Accordingly, the weighted average grant date value of outstanding RSU awards was used for purposes of computing the weighted average exercise price.

 CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

        Under the Audit Committee's charter and applicable provisions of our Code of Ethics, the Audit Committee has the responsibility to review transactions that are considered related party transactions under Item 404 of Regulation S-K under the Securities Act and to assess whether such transactions meet applicable legal requirements. Directors who believe that they may be related parties in transactions with us will inform the Board or the Audit Committee of such belief and provide all relevant information. In accordance with Delaware law, any such transaction must be approved or ratified in good faith by the Board or the Audit Committee by a majority vote of disinterested directors, be approved in good faith by a vote of stockholders sufficient for the purpose, or be fair to us at the time the transaction is approved or ratified. In addition, under applicable law, a transaction would not be void or voidable solely because it was with a related party, the related party was present at or participated in a meeting of the Board or the Audit Committee in which the transaction was approved, or the related party's vote was counted for such purpose, if the material facts as to the related party's relationship or interest as to the transaction are disclosed or known to the Board or the Audit Committee or to our stockholders entitled to vote thereon.

PROPOSALS TO BE VOTED UPON

ELECTION OF DIRECTORS

(Proposal No. 1)

General Information

        Pursuant to a recommendation by the Governance/Nominating Committee, the Board has determined that the number of directors for the ensuing year will be set at five (5) and that five (5) directors will be elected at the Annual Meeting. All of the nominees are current members of the Board: Charles H. Beynon, Peter C. Duprey, Terence P. Fox, David P. Reiland and Thomas A. Wagner.

        In the absence of other instructions, each proxy will be voted for each of the nominees. If elected, each nominee will serve until the next Annual Meeting of Stockholders and until his or her successor shall be elected and qualified. If, prior to the Annual Meeting, it should become known that any of the nominees will be unable to serve as a director after the Annual Meeting by reason of death, incapacity or other occurrence, the proxies will be voted for such substitute nominee as is selected by the Board or, alternatively, not voted for any nominee.

BOARD RECOMMENDATION

        The Board recommends that you vote "FOR" each of the nominees to the Board set forth in this Proposal No. 1.

ADVISORY (NON-BINDING) VOTE TO APPROVE EXECUTIVE COMPENSATION

(Proposal No. 2)

        Pursuant to Section 14A of the Exchange Act, we are required to give our stockholders the opportunity to approve, on a non-binding advisory basis, the compensation of our named executive officers. Accordingly, we are presenting this proposal, commonly known as a "Say-on-Pay" proposal, which gives our stockholders the opportunity to express their views on the compensation of our named executive officers by voting for or against the following non-binding advisory resolution:

  "RESOLVED, that the Company's stockholders approve, on a non-binding advisory basis, the compensation of the named executive officers, as disclosed in the Company's Proxy Statement for the 2015 Annual Meeting pursuant to the compensation disclosure rules of the Securities and

  Exchange Commission, including the Compensation Discussion and Analysis, Summary Compensation Table and other related tables and disclosures set forth in such Proxy Statement."

        Stockholders are urged to read carefully the Compensation Discussion and Analysis section of this Proxy Statement and consider the various factors regarding compensation matters discussed therein.

        At our 2011 Annual Meeting, stockholders were asked to cast a non-binding advisory vote on whether the Say-on-Pay vote should be held every year, every two years or every three years (the "Frequency Vote"). A majority of stockholders voting on the matter indicated a preference for holding the Say-on-Pay vote on an annual basis. Accordingly, the Board resolved that the non-binding advisory vote to approve the compensation of our named executive officers will be held on an annual basis at least until the next Frequency Vote is held.

        In the first quarter of 2011, the Compensation Committee undertook an evaluation of our executive compensation philosophy. Upon the recommendation of the Compensation Committee, at its March 2011 meeting the Board modified and approved our compensation philosophy so that it is specifically designed to:

  •
  Attract, motivate and retain talented and experienced leaders vital to our short-and long-term success;

  •
  Align the interests of executives with those of stockholders by rewarding performance that enhances stockholder value;

  •
  Reward accountability for achieving Company and individual results by setting a high proportion of pay at risk for executives, with that proportion rising with the level of responsibility; and

  •
  Require leaders to demonstrate the highest ethical standards and adhere to the Code of Ethics.

        In accordance with this philosophy, the Compensation Committee has established three principal components of executive compensation, with the overall goal of compensating executives at the median of competitive market practice. These compensation components include:

  •
  A base salary which reflects the executive's level of responsibility, talent and experience;

  •
  Short-term variable incentive compensation tied to achieving Company and individual operational and strategic goals; and

  •
  Long-term equity-based incentives.

        In addition, our executives receive health, life insurance and other benefits that are intended to be in line with market practices.

        The Compensation Committee structures our executive compensation plans and programs in accordance with this philosophy.

        Although this vote is advisory and thus non-binding, the Board and the Compensation Committee value the opinions of our stockholders and will consider the outcome of this Say-on-Pay vote when evaluating our compensation philosophy, policies and practices.

        Proxies submitted without direction pursuant to this solicitation will be voted "FOR" the above resolution.

BOARD RECOMMENDATION

        The Board recommends that you vote "FOR" the non-binding advisory resolution approving the compensation of our named executive officers as disclosed in this Proxy Statement.

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal No. 3)

        As our independent registered public accounting firm, KPMG LLP ("KPMG") provided services in connection with the audit of our financial statements for the year ended December 31, 2014, assistance with our Annual Report submitted to the SEC on Form 10-K and filed with the SEC, and consultation on matters relating to accounting and financial reporting.

        A representative of KPMG is expected to be present at the Annual Meeting. Such representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Audit Fees

        The following table sets forth the approximate fees billed by KPMG for 2013 and 2014:

	2013	2014
Audit Fees	$604,000	$510,888
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0
Total	$604,000	$510,888

        On October 31, 2013, the Audit Committee dismissed Grant Thornton LLP ("Grant Thornton") as our independent registered public accounting firm. The reports of Grant Thornton on our financial statements for the fiscal years ended December 31, 2012 and December 31, 2011 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2012 and December 31, 2011, and the subsequent interim period through October 31, 2013, there were no (a) "disagreements," as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, between us and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements that, if not resolved to Grant Thornton's satisfaction, would have caused Grant Thornton to make reference to the subject matter of the disagreement in their reports on the financial statements for such years; or (b) "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

        Contemporaneous with the determination to dismiss Grant Thornton, the Audit Committee engaged KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2013. During the fiscal years ended December 31, 2012 and December 31, 2011, and the subsequent interim period through October 31, 2013, neither we nor anyone acting on our behalf had consulted with KPMG regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that KPMG concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a "disagreement" or a "reportable event" as those terms are defined in Item 304(a)(1) of Regulation S-K.

        We provided both Grant Thornton and KPMG with a copy of the disclosures we are making in this Proxy Statement.

        Audit Fees consist of fees billed by KPMG for the audit of our December 31, 2013 and December 31, 2014 financial statements, attendance at Audit Committee meetings and our annual stockholder meetings, review of financial statements included in our Quarterly Reports and our Current

Reports, as well as review of correspondence with the SEC and Sarbanes-Oxley Section 404 advisory services, during the interim period between October 31, 2013 and December 31, 2013 and for the fiscal year ended December 31, 2014.

        The Audit Committee has considered whether provision of the above audit-related services is compatible with maintaining the registered public accounting firm's independence and has determined that such services are compatible with maintaining the registered public accounting firm's independence.

Pre-Approval of Audit Fees

        Pursuant to its charter, the Audit Committee is responsible for pre-approving all audit and permitted non-audit services to be performed for us by our independent auditors. When assessing requests for pre-approval, the Audit Committee will consider whether the provision of such services is consistent with maintaining the independent auditors' independence. The Audit Committee pre-approved all audit and permitted non-audit services performed for us in 2013 and 2014.

BOARD RECOMMENDATION

        The Board recommends that you vote "FOR" the ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the Company for 2015.

APPROVAL OF ADOPTION OF BROADWIND ENERGY, INC. 2015 EQUITY INCENTIVE PLAN

(Proposal No. 4)

        At the Annual Meeting, our stockholders will be asked to approve the adoption of the Broadwind Energy, Inc. 2015 Equity Incentive Plan (the "2015 Plan"). The 2015 Plan was approved by the Board on February 20, 2015, subject to stockholder approval, and will replace the Broadwind Energy, Inc. 2012 Equity Incentive Plan (the "2012 Plan"). As of the Record Date, there were approximately 333,348 shares of common stock that remained available for future issuances under the 2012 Plan and which will cease to be available for future grants if the 2015 Plan is approved by our stockholders. If the 2015 Plan is approved by our stockholders, we will continue to be able to make awards of long-term equity incentives, which we believe are critical for attracting, motivating, rewarding and retaining a talented management team who will contribute to our success. The Board believes that we have granted equity in a reasonable manner, with a three-year average burn rate of approximately 3.1% of the outstanding shares of common stock.

        The purposes of the 2015 Plan are to:

  •
  align the interests of our stockholders and recipients of awards under the 2015 Plan by increasing the proprietary interest of such recipients in our growth and success;

  •
  advance our interests by attracting and retaining officers, other employees, non-employee directors, and independent contractors of the Company and our subsidiaries; and

  •
  motivate such persons to act in the long-term best interests of the Company and our stockholders.

        Under the 2015 Plan, we may grant:

  •
  non-qualified stock options;

  •
  "incentive stock options" (within the meaning of Section 422 of the IRC);

  •
  stock appreciation rights ("SARs"), in the form of free-standing SARs or SARs granted in tandem with an option;

  •
  restricted stock and RSUs ("Stock Awards"); and

  •
  performance awards.

        As of the Record Date, approximately 155 employees of the Company and our subsidiaries and four non-employee directors would be eligible to participate in the 2015 Plan.

Plan Highlights

        Some of the key features of the 2015 Plan include:

  •
  the 2015 Plan will be administered by a committee of the Board that is comprised entirely of independent Directors;

  •
  options and SARs may not be repriced without stockholder approval;

  •
  under the 2015 Plan, 1,100,000 shares of our common stock will initially be available for awards;

  •
  "liberal share recycling" is prohibited—meaning that the 2015 Plan does not recycle shares that were not issued or delivered upon the net settlement or net exercise of an option or SAR, shares delivered to or withheld by us to pay the purchase price or withholding taxes relating to an outstanding award or shares repurchased by us on the open market with the proceeds of a stock option exercise;

  •
  minimum vesting, restriction and performance periods of at least one year, provided that an award agreement may provide for accelerated vesting upon various termination events; and

  •
  except with respect to substitute awards granted in connection with a corporate transaction or due to a capitalization adjustment, the purchase price of options and the base price for SARs granted under the 2015 Plan may not be less than the fair market value ("FMV") of a share of our common stock on the date of grant.

Description of the 2015 Plan

        The following description is qualified in its entirety by reference to the plan document, a copy of which is attached as Exhibit A and incorporated into this Proxy Statement by reference.

Administration

        The 2015 Plan will be administered by a committee designated by the Board (the "Plan Committee"), consisting of two or more members of the Board. Each member of the Plan Committee is intended to be (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, (ii) an "outside director" within the meaning of Section 162(m), and (iii) "independent" within the meaning of the NASDAQ rules.

        Subject to the provisions of the 2015 Plan, the Plan Committee will have the authority to select eligible persons to receive awards and determine all of the terms and conditions of each award. All awards will be evidenced by an agreement containing such provisions not inconsistent with the 2015 Plan as the Plan Committee approves. The Plan Committee will also have authority to establish rules and regulations for administering the 2015 Plan and to decide questions of interpretation or application of any provision of the 2015 Plan. The Plan Committee may approve an award agreement that, upon the termination of an award holder's employment or service, provides that, or may, in its sole discretion, otherwise take action such that (1) any or all outstanding options and SARs will become exercisable in part or in full, (2) all or a portion of a restriction period on any Stock Award will lapse, (3) all or a portion of any performance period applicable to any restricted stock, RSUs or performance awards will lapse, and (4) any performance measures applicable to any outstanding award will be deemed satisfied at the target, maximum or any other level.

        The Plan Committee may delegate some or all of its power and authority under the 2015 Plan to the Board, the CEO or other executive officer of the Company as the Plan Committee deems appropriate, except that it may not delegate its power and authority to (i) the Board, the CEO or any executive officer with respect to grants of awards to persons who are "covered employees" within the meaning of Section 162(m) or are likely to become such while an award is outstanding, or (ii) the CEO or any executive officer with respect to grants of awards to persons who are subject to Section 16 of the Exchange Act.

Available Shares

        Under the 2015 Plan, 1,100,000 shares of our common stock will initially be available for grants, of which no more than 1,100,000 shares in the aggregate may be issued in connection with incentive stock options, subject to adjustment in the event of a stock split, stock dividend, recapitalization, reorganization, merger, spin-off or other similar change or event. The number of available shares will be reduced by the aggregate number of shares that become subject to outstanding options, free-standing SARs, Stock Awards granted under the 2015 Plan or delivered upon the settlement of Performance Awards. To the extent that shares of common stock subject to an outstanding option, free-standing SAR, Stock Award, or Performance Award granted under either the 2015 Plan, the 2012 Plan or any other plan previously maintained by us under which equity awards remain outstanding are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares of common stock subject to an option cancelled upon settlement of a related tandem SAR or subject to a tandem SAR cancelled upon exercise of a related option), or (ii) the settlement of such award in cash, then such shares of common stock will again be available under the 2015 Plan; provided, however, that shares of common stock subject to an award under the 2015 Plan will not again be available under this Plan if such shares are (x) shares that were subject to a stock-settled SAR and were not issued or delivered upon the net settlement of such SAR, (y) shares delivered to or withheld by us to pay the exercise price or withholding taxes relating to an outstanding award and (z) shares repurchased by us on the open market with the proceeds of an option exercise.

        To the extent necessary for an award to be qualified-performance based compensation under Section 162(m), (i) the maximum number of shares of common stock with respect to which options or SARs or a combination thereof that may be granted during any fiscal year to any person will be 200,000, subject to the capitalization adjustment provisions included in the 2015 Plan, (ii) the maximum number of shares of common stock with respect to which Stock Awards or performance awards denominated in common stock that may be granted during any fiscal year to any person will be 200,000, subject to the capitalization adjustment provisions included in the 2015 Plan, and (iii) the maximum amount that may be payable with respect to performance awards denominated in cash granted during any fiscal year to any person will be $5 million; provided, however, that each of these per person limits will be multiplied by two for awards granted to a participant in the year in which such participant's employment with us commences. The aggregate grant date fair value of shares of common stock that may be granted during any fiscal year of the Company to any non-employee director will not exceed $200,000; provided, however, that this limit will be multiplied by two in the year in which a non-employee director commences service on the Board and this limit will not apply to awards made pursuant to an election to receive the award in lieu of all or a portion of fees received for service on the Board or any of its committees. On the Record Date, the closing sale price per a share of our common stock as reported on NASDAQ was $4.63.

Change in Control

        In the event of a change in control of the Company, the Board (as constituted prior to the change in control) may, in its discretion, require that: (i) some or all outstanding options and SARs will immediately become exercisable in full or in part, (ii) the restriction period applicable to some or all outstanding Stock Awards will lapse in full or in part, (iii) the performance period applicable to some or all outstanding awards will lapse in full or in part, and/or (iv) the performance measures applicable to some or all outstanding awards will be deemed satisfied at the target, maximum or any other level. In addition, in the event of a change in control, the Board may, in its discretion, require that shares of stock of the company resulting from or succeeding to our business pursuant to such change in control, or the parent thereof, be substituted for some or all of the shares of common stock subject to outstanding awards as determined by the Board, and/or require outstanding awards to be surrendered to the Company and provide for the holder of the award to receive a payment in an amount equal to the value of the award, as determined pursuant to the terms of the Plan, in cash, shares of common stock in the company resulting from the change in control, or the parent thereof, or a combination of cash and shares.

        Under the terms of the 2015 Plan, a change in control generally means (i) the acquisition of more than 50% of the total FMV or voting power of our stock, (ii) during any 12-month period, the acquisition of more than 40% of the total voting power of our stock or there is a majority change in the composition of the Board, or (iii) the acquisition of assets from us that have a total gross FMV equal to or more than 40% of the total gross FMV of all of our assets.

Effective Date, Termination and Amendment

        If approved by our stockholders, the 2015 Plan will become effective as of the date of such stockholder approval and will terminate as of the first annual meeting of our stockholders to occur on or after the tenth anniversary of the effective date, unless earlier terminated by the Board. The Board may amend the 2015 Plan at any time, subject to stockholder approval if (i) required by applicable law, rule or regulation, including Section 162(m) and any NASDAQ rule, or (ii) such amendment seeks to modify the 2015 Plan's prohibitions on the repricing or discounting of options and SARs. No amendment may materially impair the rights of a holder of an outstanding award without the consent of such holder.

Minimum Restriction, Vesting and Performance Periods

        Awards granted under the 2015 Plan will be subject to a minimum one-year restriction, vesting or performance period, as applicable.

Types of Awards

  Stock Options and SARs

        The 2015 Plan provides for the grant of non-qualified stock options, incentive stock options and SARs. The Plan Committee will determine the conditions to the exercisability of each option and SAR.

        Each option will be exercisable no earlier than one year after its date of grant and will not be exercisable more than 10 years after its date of grant, unless the option is an incentive stock option and the optionee owns at the time of grant greater than 10% of the voting power of all shares of our capital stock (a "ten percent holder"), in which case the option will be exercisable for no more than five years after its date of grant. Except in the case of substitute awards granted in connection with a corporate transaction and subject to the adjustment provisions included in the 2015 Plan, the exercise price of an option will not be less than 100% of the FMV of a share of our common stock on the date of grant, unless the option is an incentive stock option and the optionee is a ten percent holder, in which case the option exercise price will be the price required by the IRC, currently 110% of FMV.

        Each SAR will be exercisable no earlier than one year after its date of grant and will not be exercisable more than 10 years after its date of grant. Subject to the adjustment provisions included in the 2015 Plan, the base price of a SAR will not be less than 100% of the FMV of a share of common stock on the date of grant, provided that the base price of a SAR granted in tandem with or by reference to an option (a "tandem SAR") will be the exercise price of the related option. A SAR entitles the holder to receive upon exercise (subject to withholding taxes) shares of common stock (which may be restricted stock) or, to the extent provided in the applicable agreement, cash or a combination thereof, with a value equal to the difference between the FMV of our common stock on the exercise date and the base price of the SAR.

        Additional terms relating to the exercise, cancellation or other disposition of options and SARs following the termination of employment or service of a participant, whether by reason of disability, retirement, death or any other reason, will be determined by the Plan Committee.

        The Plan Committee may not, without the approval of our stockholders, (i) reduce the exercise price or base price of any previously granted option or SAR, (ii) cancel any previously granted option or SAR in exchange for another option or SAR with a lower exercise price or base price, or (iii) cancel any previously granted option or SAR in exchange for cash or another award if the exercise price of such option or the base price of such SAR exceeds the FMV of a share of common stock on the date of such cancellation, in each case other than in connection with a corporate transaction, including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares.

  Stock Awards

        The 2015 Plan provides for the grant of Stock Awards. The Plan Committee may grant a Stock Award either as a restricted stock award or an RSU award. Except as otherwise determined by the Plan Committee, Stock Awards will be non-transferable and subject to forfeiture if the holder does not remain continuously in the employment or service of the Company during the restriction period or if specified performance measures (if any) are not attained during the performance period.

        Unless otherwise set forth in a restricted stock award agreement, the holder of shares of restricted stock awarded will have rights as a stockholder of the Company, including the right to vote and receive dividends with respect to the shares of restricted stock; provided, however, that (i) distributions other than regular cash dividends, and (ii) regular cash dividends with respect to shares of common stock that are subject to performance-based vesting conditions, in each case, will be deposited by us and will be subject to the same restrictions as the restricted stock.

        The agreement awarding RSUs will specify (i) whether such award may be settled in shares of common stock, cash or a combination thereof, and (ii) whether the holder will be entitled to receive on a current or deferred basis, dividend equivalents with respect to such award. Any dividend equivalents with respect to RSUs that are subject to performance-based vesting conditions will be subject to the same restrictions as such RSUs. Prior to settlement of an RSU in shares of common stock, the holder of an RSU will have no rights as a stockholder of the Company.

        Additional terms relating to the satisfaction of performance measures and the termination of a restriction period, or the forfeiture and cancellation of a Stock Award upon a termination of employment or service, whether by reason of disability, retirement, death or any other reason, will be determined by the Plan Committee.

  Performance Awards

        The 2015 Plan also provides for the grant of performance awards. Performance awards may be granted in the form of annual incentive awards or long-term incentive awards. The agreement relating to a performance award will specify whether such award may be settled in shares of common stock (including shares of restricted stock), cash or a combination thereof. The agreement relating to a performance award will provide, in the manner determined by the Plan Committee, for the vesting of such performance award if the specified performance measures are satisfied or met during the specified performance period. Any dividend or dividend equivalents with respect to a performance award that is subject to performance-based vesting conditions will be subject to the same restrictions as such performance award. Prior to the settlement of a performance award in shares of common stock, the holder of such award will have no rights as a stockholder of the Company with respect to such shares. Additional terms relating to the satisfaction of performance measures and the termination of a performance period, or the forfeiture and cancellation of a performance award upon a termination of employment or service, whether by reason of disability, retirement, death or any other reason, will be determined by the Plan Committee.

  Performance Measures

        Under the 2015 Plan, the vesting, exercisability or payment of certain awards may be made subject to the satisfaction of performance measures. The performance goals applicable to a particular award will be determined by the Plan Committee at the time of grant. To the extent an award is intended to qualify for the performance-based exemption from the $1 million deduction limit under Section 162(m), as described below, the performance measures will be one or more of the following corporate-wide or subsidiary, division, operating unit or individual measures, stated in either absolute terms or relative terms, such as rates of growth or improvement, or relative to pre-established target(s), to prior year(s) results or to a designated comparison group: the attainment by a share of common stock of a specified FMV for a specified period of time, earnings per share, return to stockholders (including dividends), return on assets, return on equity, earnings of the Company before or after taxes and/or interest, EBITDA, revenues, market share, cash flow or cost reduction goals, interest expense, return on investment, return on invested capital, economic value created, gross margin, operating margin, net income, operating earnings after interest expense and before incentives and/or extraordinary or special items, operating earnings, net cash provided by operations, and strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation and information technology, quality and quality audit scores, productivity, efficiency, and goals relating to acquisitions or divestitures, or any combination of the foregoing. The applicable performance measures may be applied on a pre- or post-tax basis and may be adjusted in accordance with Section 162(m) to include or exclude objectively determinable components of any performance measure, including, without limitation, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, nonrecurring or one-time events affecting us or our financial statements, changes in law or accounting principles, or changes in our capital structure ("Adjustment Events"). In the sole discretion of the Plan Committee, unless such action would cause a grant to a "covered employee," within the meaning of Section 162(m), to fail to qualify as qualified performance-based compensation under Section 162(m), the Plan Committee may amend or adjust the performance measures or other terms and conditions of an outstanding award in recognition of any Adjustment Events. The performance measures will also be subject to such other special rules and conditions as the Plan Committee may establish; provided, however, that to the extent such goals relate to awards to "covered employees," such special rules and conditions will not be inconsistent with the provisions of Treasury regulation Section 1.162-27(e) or any successor regulation describing "qualified performance-based compensation."

        With respect to participants who are not "covered employees" and who, in the Plan Committee's judgment, are not likely to be "covered employees" at any time during the applicable performance period or during any period in which an award may be paid following a performance period, the performance goals established for the performance period may consist of any objective or subjective corporate-wide or subsidiary, division, operating unit or individual measures, whether or not listed in the 2015 Plan.

Clawback of Awards

        Any award, amount or benefit received under the 2015 Plan is subject to potential cancellation, recoupment, rescission, payback or other action in accordance with the terms of any applicable Company clawback policy or applicable law.

Federal Income Tax Consequences

        The following is a brief summary of certain U.S. federal income tax consequences generally arising with respect to awards under the 2015 Plan. This discussion does not address all aspects of the U.S. federal income tax consequences of participating in the 2015 Plan that may be relevant to participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-U.S. tax consequences of participating in the 2015 Plan. Each participant is advised to consult his or her particular tax advisor concerning the application of the U.S. federal income tax laws to such participant's particular situation, as well as the applicability and effect of any state, local or non-U.S. tax laws before taking any actions with respect to any awards.

Section 162(m)

        Section 162(m) generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to the corporation's chief executive officer and the corporation's three most highly compensated executive officers other than the chief executive officer or the chief financial officer. However, "qualified performance-based compensation" is not subject to the $1 million deduction limit. To qualify as performance based-compensation, the following requirements must be satisfied: (1) the performance goals are determined by a committee consisting solely of two or more "outside directors," (2) the material terms under which the compensation is to be paid, including the performance goals, are approved by the corporation's stockholders before payment of any performance-based compensation is made, and (3) except in the case of compensation that is attributable solely to the increase in the value of the stock of the corporation, the committee certifies that the applicable performance goals are satisfied before payment of any performance-based compensation is made. As noted above, the Plan Committee is intended to consist solely of "outside directors" for purposes of Section 162(m). Certain compensation under the 2015 Plan, such as that payable with respect to options and SARs, is not expected to be subject to the $1 million deduction limit, but other compensation payable under the 2015 Plan, such as any Stock Award that is not subject to performance measures, would be subject to such limit.

Stock Options

        A participant will not recognize taxable income at the time an option is granted and we will not be entitled to a tax deduction at that time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a non-qualified stock option equal to the excess of the FMV of the shares purchased over their exercise price, and we will be entitled to a corresponding deduction. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for at least two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of those shares will be taxed as long-term capital gain or loss, and we will not be entitled to any deduction. If, however, those shares are disposed of within the above-described period, then in the year of that disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of (1) the amount realized upon that disposition, and (2) the excess of the FMV of those shares on the date of exercise over the exercise price, and we generally will be entitled to a corresponding deduction.

SARs

        A participant will not recognize taxable income at the time SARs are granted and we will not be entitled to a tax deduction at that time. Upon exercise, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the FMV of any shares delivered and the amount of cash paid by us. This amount generally is deductible by us as compensation expense.

Stock Awards

        A participant will not recognize taxable income at the time restricted stock is granted and we will not be entitled to a tax deduction at that time, unless the participant makes an election to be taxed at that time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant in an amount equal to the excess of the FMV for the shares at such time over the amount, if any, paid for those shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions lapse in an amount equal to the excess of the FMV of the shares at such time over the amount, if any, paid for those shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions is deductible by us as compensation expense, except to the extent the deduction limits of Section 162(m) apply. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee), rather than dividend income, in an amount equal to the dividends paid and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) apply.

        A participant will not recognize taxable income at the time an RSU is granted and we will not be entitled to a tax deduction at that time. Upon settlement of RSUs, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the FMV of any shares delivered and the amount of any cash paid by us. The amount of ordinary income recognized is deductible by us as compensation expense, except to the extent the deduction limits of Section 162(m) apply.

Performance Awards

        A participant will not recognize taxable income at the time performance awards are granted and we will not be entitled to a tax deduction at that time. Upon settlement of performance awards, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the FMV of any shares delivered and the amount of cash paid by us. This amount is deductible by us as compensation expense, except to the extent the deduction limits of Section 162(m) apply.

VOTE REQUIRED

        The Board recommends that you vote "FOR" the approval of the adoption of the Broadwind Energy, Inc. 2015 Equity Incentive Plan. Such approval requires that the number of votes cast in favor exceed the number of votes cast in opposition at the Annual Meeting at which a quorum is present.

 OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Executive officers, directors and greater than 10 percent stockholders ("Insiders") are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

        Based on a review of copies of these reports and amendments provided to us and written representations from executive officers and directors, we believe that, during 2014 and during the subsequent period through the date of this Proxy Statement, Insiders have complied with all applicable Section 16(a) reporting requirements, except that (i) an amended Form 3 was filed on February 17, 2015 to report additional RSUs held by Mr. Fell, and (ii) a late Form 4 was filed March 3, 2014 for each of Messrs. Duprey, Rogowski and Fell and Ms. Kushner to report a grant of RSUs.

Multiple Stockholders Sharing the Same Address—"Householding"

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        At this time, one or more brokers with accountholders who are Company stockholders will be householding our proxy materials. A single Proxy Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholder. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, please notify your broker. You may direct your written request for a copy of the Proxy Statement to Broadwind Energy, Inc., Attn: Corporate Secretary, 3240 South Central Avenue, Cicero, IL 60804, or you may request a copy by telephone at 708-780-4800. If your broker is not currently householding (i.e., you received multiple copies of our Proxy Statement), and you would like to request delivery of a single copy, you should contact your broker.

Stockholder Proposals

        Any appropriate proposal submitted by a Company stockholder and intended to be included in our Proxy Statement for the 2016 Annual Meeting must be received by us at our principal executive offices no later than November 13, 2015. Any such proposal must comply with the proxy rules of the SEC and be sent to our Corporate Secretary at the address on the cover of this Proxy Statement.

        Also, a stockholder proposal intended to be presented at the 2016 Annual Meeting but not included in our Proxy Statement and proxy must be received by us no earlier than December 25, 2015 and no later than January 24, 2016, provided, however, that in the event that the 2016 Annual Meeting is called for a date that is not within 30 days before or after the anniversary date of the 2015 Annual Meeting, such proposal must be received by us no later than the 10th day following the day on which the notice of the date of the 2016 Annual Meeting was mailed or public disclosure of the date of the 2016 Annual Meeting was made, whichever first occurs. The persons named in our proxy form for the 2016 Annual Meeting will have discretionary authority to vote the shares represented by such proxies on any such stockholder proposals, if presented at the 2016 Annual Meeting, without including information about the proposal in our materials. To be properly brought before an Annual Meeting, our Bylaws require that any such proposal give:

  •
  a brief description of the business to be brought before the Annual Meeting;

  •
  the name and record address of the stockholder or beneficial owner;

  •
  the class and number of shares of our capital stock owned by the stockholder or beneficial owner;

  •
  whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such stockholder or beneficial owner with respect to any share of our stock (which information shall be updated by such stockholder or beneficial owner as of the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting no later than 10 days after such record date, and in any event, not later than one business day prior to the date of the Annual Meeting);

  •
  a description of any interest such stockholder or beneficial owner may have in the business to be brought before the Annual Meeting; and

  •
  a representation that such stockholder or beneficial owner intends to appear in person or by proxy at the Annual Meeting. Any such proposal should be sent to our Corporate Secretary at the address on the cover of this Proxy Statement.

Dated: March 12, 2015
Cicero, Illinois

BROADWIND ENERGY, INC.

2015 EQUITY INCENTIVE PLAN

I. INTRODUCTION

        1.1    Purposes.    The purposes of the Broadwind Energy, Inc. 2015 Equity Incentive Plan (this "Plan") are (i) to align the interests of the Company's stockholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company's growth and success, (ii) to advance the interests of the Company by attracting and retaining officers, other employees, Non-Employee Directors and independent contractors and (iii) to motivate such persons to act in the long-term best interests of the Company and its stockholders.

        1.2    Certain Definitions.

        "Agreement" shall mean the written or electronic agreement evidencing an award hereunder between the Company and the recipient of such award.

        "Board" shall mean the Board of Directors of the Company.

        "Change in Control" shall mean the occurrence of a "change in the ownership," a "change in the effective control" or a "change in the ownership of a substantial portion of the assets" of the Company. In determining whether an event shall be considered a "change in the ownership," a "change in the effective control" or a "change in the ownership of a substantial portion of the assets" of the Company, the following provisions shall apply:

          (a)   A "change in the ownership" of the Company shall occur on the date on which any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company, as determined in accordance with Treasury regulation Section 1.409A-3(i)(5)(v). If a person or group is considered either to own more than 50% of the total fair market value or total voting power of the stock of the Company, or to have effective control of the Company within the meaning of clause (b) of this definition, and such person or group acquires additional stock of the Company, the acquisition of additional stock by such person or group shall not be considered to cause a "change in the ownership" of the Company;

          (b)   A "change in the effective control" of the Company shall occur on either of the following dates:

            (1)   The date on which any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 40% or more of the total voting power of the stock of the Company, as determined in accordance with Treasury regulation Section 1.409A-3(i)(5)(vi). If a person or group is considered to possess 40% or more of the total voting power of the stock of the Company, and such person or group acquires additional stock of the Company, the acquisition of additional stock by such person or group shall not be considered to cause a "change in the effective control" of the Company; or

            (2)   The date on which a majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election, as determined in accordance with Treasury regulation Section 1.409A-3(i)(5)(vi);

          (c)   A "change in the ownership of a substantial portion of the assets" of the Company shall occur on the date on which any one person, or more than one person acting as a group, acquires

  (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions, as determined in accordance with Treasury regulation Section 1.409A-3(i)(5)(vii). A transfer of assets shall not be treated as a "change in the ownership of a substantial portion of the assets" when such transfer is made to an entity that is controlled by the shareholders of the Company, as determined in accordance with Treasury regulation Section 1.409A-3(i)(5)(vii)(B).

        "Code" shall mean the Internal Revenue Code of 1986, as amended.

        "Committee" shall mean the Committee designated by the Board, consisting of two or more members of the Board, each of whom is intended to be (i) a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act, (ii) an "outside director" within the meaning of Section 162(m) of the Code and (iii) "independent" within the meaning of the rules of the Nasdaq Stock Market or, if the Common Stock is not listed on the Nasdaq Stock Market, within the meaning of the rules of the principal stock exchange on which the Common Stock is then traded.

        "Common Stock" shall mean the common stock, par value $0.001 per share, of the Company, and all rights appurtenant thereto.

        "Company" shall mean Broadwind Energy, Inc., a Delaware corporation, or any successor thereto.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        "Fair Market Value" shall mean the closing transaction price of a share of Common Stock as reported on the Nasdaq Stock Market on the date as of which such value is being determined or, if the Common Stock is not listed on the Nasdaq Stock Market, the closing transaction price of a share of Common Stock on the principal national stock exchange on which the Common Stock is traded on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if the Common Stock is not listed on a national stock exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee in good faith and in accordance with Section 409A of the Code.

        "Free-Standing SAR" shall mean an SAR which is not granted in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock) or, to the extent provided in the applicable Agreement, cash or a combination thereof, with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

        "Incentive Stock Option" shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

        "Non-Employee Director" shall mean any director of the Company who is not an officer or employee of the Company or any Subsidiary.

        "Nonqualified Stock Option" shall mean an option to purchase shares of Common Stock which is not an Incentive Stock Option.

        "Performance Award" shall mean a right to receive an amount of cash, shares of Common Stock, or a combination of both, contingent upon the attainment of specified Performance Measures within a specified Performance Period.

        "Performance Measures" shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of an option or SAR or (ii) during the applicable Restriction Period or Performance Period as a condition to the vesting of the holder's interest in the shares of Common Stock subject to an award or the holder's receipt of the shares of Common Stock or payment with respect to an award, as applicable. To the extent necessary for an award to be qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder, such criteria and objectives shall be one or more of the following corporate-wide or subsidiary, division, operating unit or individual measures, stated in either absolute terms or relative terms, such as rates of growth or improvement, or relative to pre-established target(s), to prior year(s) results or to a designated comparison group: the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time, earnings per share, return to stockholders (including dividends), return on assets, return on equity, earnings of the Company before or after taxes and/or interest, revenues, market share, cash flow or cost reduction goals, interest expense, return on investment, return on invested capital, economic value created, gross margin, operating margin, net income, earnings before interest, taxes, depreciation and amortization (EBITDA), operating earnings after interest expense and before incentives and/or extraordinary or special items, operating earnings, net cash provided by operations, and strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation and information technology, quality and quality audit scores, productivity, efficiency, and goals relating to acquisitions or divestitures, or any combination of the foregoing. The applicable Performance Measures may be applied on a pre- or post-tax basis and may be adjusted in accordance with Section 162(m) of the Code to include or exclude objectively determinable components of any Performance Measure, including, without limitation, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, nonrecurring or one-time events affecting the Company or its financial statements, changes in law or accounting principles, or changes in the capital structure of the Company ("Adjustment Events"). In the sole discretion of the Committee, unless such action would cause a grant to a "covered employee," within the meaning of Section 162(m) of the Code, to fail to qualify as qualified performance-based compensation under Section 162(m) of the Code, the Committee may amend or adjust the Performance Measures or other terms and conditions of an outstanding award in recognition of any Adjustment Events. With respect to participants who are not "covered employees" and who, in the Committee's judgment, are not likely to be "covered employees" at any time during the applicable Performance Period or during any period in which an award may be paid following a Performance Period, the performance goals established for the Performance Period may consist of any objective or subjective corporate-wide or subsidiary, division, operating unit or individual measures, whether or not listed herein. The Performance Measures shall be subject to such other special rules and conditions as the Committee may establish; provided, however, that to the extent such goals relate to awards to "covered employees," such special rules and conditions shall not be inconsistent with the provisions of Treasury regulation Section 1.162-27(e) or any successor regulation describing "qualified performance-based compensation."

        "Performance Option" shall mean an Incentive Stock Option or Nonqualified Stock Option, the grant of which or the exercisability of all or a portion of which is contingent upon the attainment of specified Performance Measures within a specified Performance Period.

        "Performance Period" shall mean any period of not less than twelve months designated by the Committee during which (i) the Performance Measures applicable to an award shall be measured and (ii) the conditions to vesting applicable to an award shall remain in effect.

        "Prior Plan" shall mean the Broadwind Energy, Inc. 2012 Equity Incentive Plan and each other plan previously maintained by the Company under which equity awards remain outstanding as of the effective date of this Plan.

        "Restricted Stock" shall mean shares of Common Stock which are subject to a Restriction Period and which may, in addition thereto, be subject to the attainment of specified Performance Measures within a specified Performance Period.

        "Restricted Stock Award" shall mean an award of Restricted Stock under this Plan.

        "Restricted Stock Unit" shall mean a right to receive one share of Common Stock or, in lieu thereof, the Fair Market Value of such share of Common Stock in cash, which shall be contingent upon the expiration of a specified Restriction Period and which may, in addition thereto, be contingent upon the attainment of specified Performance Measures within a specified Performance Period.

        "Restricted Stock Unit Award" shall mean an award of Restricted Stock Units under this Plan.

        "Restriction Period" shall mean any period of not less than twelve months designated by the Committee during which (i) the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award, or (ii) the conditions to vesting applicable to a Restricted Stock Unit Award shall remain in effect.

        "SAR" shall mean a stock appreciation right which may be a Free-Standing SAR or a Tandem SAR.

        "Stock Award" shall mean a Restricted Stock Award or a Restricted Stock Unit Award.

        "Subsidiary" shall mean any corporation, limited liability company, partnership, joint venture or similar entity in which the Company owns, directly or indirectly, an equity interest possessing more than 50% of the combined voting power of the total outstanding equity interests of such entity.

        "Substitute Award" shall mean an award granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, including a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term "Substitute Award" be construed to refer to an award made in connection with the cancellation and repricing of an option or SAR.

        "Tandem SAR" shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Nonqualified Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender or cancellation of all or a portion of such option, shares of Common Stock (which may be Restricted Stock) with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

        "Tax Date" shall have the meaning set forth in Section 5.5.

        "Ten Percent Holder" shall have the meaning set forth in Section 2.1(a).

        1.3    Administration.    This Plan shall be administered by the Committee. Any one or a combination of the following awards may be made under this Plan to eligible persons: (i) options to purchase shares of Common Stock in the form of Incentive Stock Options or Nonqualified Stock Options (which may include Performance Options), (ii) SARs in the form of Tandem SARs or Free-Standing SARs, (iii) Stock Awards in the form of Restricted Stock or Restricted Stock Units, and (iv) Performance Awards. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock, the number of SARs, the number of Restricted Stock Units, and the dollar value subject to such an award, the exercise price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. Notwithstanding anything contained herein to the contrary, the Committee may approve an Agreement that, upon the termination of an award holder's employment or service, provides that, or may, in its sole discretion, otherwise take action such that (i) any or all outstanding options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding Restricted Stock or Restricted Stock Units shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding Restricted Stock, Restricted Stock Units or Performance Awards shall lapse and (iv) the Performance Measures (if any) applicable to any outstanding award shall be deemed to be satisfied at the target, maximum or any other level. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.

        The Committee may delegate some or all of its power and authority hereunder to the Board or, subject to applicable law, to the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that (i) the Committee may not delegate its power and authority to the Board or the Chief Executive Officer or other executive officer of the Company with regard to the grant of an award to any person who is a "covered employee" within the meaning of Section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the period an award hereunder to such employee would be outstanding and (ii) the Committee may not delegate its power and authority to the Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer, director or other person.

        No member of the Board or Committee, and neither the Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Company's Certificate of Incorporation and/or By-laws) and under any directors' and officers' liability insurance that may be in effect from time to time.

        1.4    Eligibility.    Participants in this Plan shall consist of such employees, officers, Non-Employee Directors, and independent contractors, and persons expected to become employees, officers, Non-Employee Directors, and independent contractors, of the Company and its Subsidiaries as the Committee in its sole discretion may select from time to time. The Committee's selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Except as provided otherwise in an Agreement, for purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary, and references to employment shall include service as a Non-Employee Director or independent contractor. The Company may determine, in its sole discretion, whether a participant is deemed to be employed during a leave of absence.

        1.5    Shares Available.    Subject to adjustment as provided in Section 5.7 and to all other limits set forth in this Section 1.5, 1,100,000 shares of Common Stock shall be available for all awards under this Plan, of which no more than 1,100,000 shares of Common Stock in the aggregate may be issued under this Plan in connection with Incentive Stock Options. The number of shares of Common Stock available under this Plan shall be reduced by the sum of the aggregate number of shares of Common Stock under this Plan which become subject to outstanding options, outstanding Free-Standing SARs and outstanding Stock Awards and delivered upon the settlement of Performance Awards. If this Plan is approved by the shareholders of the Company, no further awards shall be granted under the Prior Plan.

        To the extent that shares of Common Stock subject to an outstanding option, SAR, Stock Award or Performance Award granted under this Plan or the Prior Plan are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares subject to an option cancelled upon settlement in shares of a related Tandem SAR or shares subject to a Tandem SAR cancelled upon exercise of a related option) or (ii) the settlement of such award in cash, then such shares of Common Stock shall again be available under this Plan; provided, however, that shares of Common Stock subject to an award under this Plan shall not again be available under this Plan if such shares are (x) shares that were subject to a stock-settled SAR and were not issued or delivered upon the net settlement of such SAR, (y) shares delivered to or withheld by the Company to pay the exercise price or the withholding taxes related to an outstanding award and (z) shares repurchased by the Company on the open market with the proceeds of an option exercise. The number of shares that again become available pursuant to this paragraph shall be equal to the number of shares of Common Stock subject to an option, Free-Standing SAR, Stock Award, or Performance Award described herein.

        The number of shares of Common Stock available for awards under this Plan shall not be reduced by (i) the number of shares of Common Stock subject to Substitute Awards or (ii) available shares under a stockholder approved plan of a company or other entity which was a party to a corporate transaction with the Company (as appropriately adjusted to reflect such corporate transaction) which become subject to awards granted under this Plan (subject to applicable stock exchange requirements).

        Shares of Common Stock to be delivered under this Plan shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

        To the extent necessary for an award to be qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder (i) the maximum number of shares of Common Stock with respect to which options or SARs or a combination thereof may be granted during any fiscal year of the Company to any person shall be 200,000, subject to adjustment as provided in Section 5.7; (ii) the maximum number of shares of Common Stock with respect to which Stock Awards subject to Performance Measures or Performance Awards denominated in Common Stock may be granted during any fiscal year of the Company to any person shall be 200,000, subject to adjustment as provided in Section 5.7, and (iii) the maximum amount that may be payable with respect to Performance Awards denominated in cash granted during any fiscal year of the Company to any person shall be $5,000,000; provided, however, that each of the per person limits set forth in this sentence shall be multiplied by two for awards granted to a participant in the year in which such participant's employment with the Company commences. The aggregate grant date fair value of shares of Common Stock that may be granted during any fiscal year of the Company to any Non-Employee Director shall not exceed $200,000; provided, however, that (i) the limit set forth in this sentence shall be multiplied by two in the year in which a Non-Employee Director commences service on the Board and (ii) the limit set forth in this sentence shall not apply to awards made pursuant an election to receive the award in lieu of all or a portion of fees received for service on the Board or any committee thereunder.

 II. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

        2.1    Stock Options.    The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Stock Option, shall be a Nonqualified Stock Option. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Nonqualified Stock Options.

        Options may be granted in addition to, or in lieu of, any other compensation payable to officers, other employees, Non-Employee Directors, and independent contractors, and in all cases shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

        (a)    Number of Shares and Purchase Price.    The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of an option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than 10 percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary) (a "Ten Percent Holder"), the purchase price per share of Common Stock shall not be less than the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

        Notwithstanding the foregoing, in the case of an option that is a Substitute Award, the exercise price per share of the shares subject to such option may be less than 100% of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

        (b)    Option Period and Exercisability.    The period during which an option may be exercised shall be determined by the Committee; provided, however, that no option shall be (i) exercisable prior to the one year anniversary of the date of grant or (ii) exercised later than 10 years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, determine that an option is to be granted as a Performance Option and may establish an applicable Performance Period and Performance Measures which shall be satisfied or met as a condition to the grant of such option or to the exercisability of all or a portion of such option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

        (c)    Method of Exercise.    An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanying such notice with payment therefor in full (or arrangement made for such payment to the Company's satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of shares of Common Stock having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, (D) except as may be prohibited by applicable law, in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) a combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No shares of Common Stock shall be issued and no certificate representing Common Stock shall be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company's satisfaction).

        2.2    Stock Appreciation Rights.    The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

        SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

        (a)    Number of SARs and Base Price.    The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the purchase price per share of Common Stock of the related option. The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR.

        (b)    Exercise Period and Exercisability.    The period for the exercise of an SAR shall be determined by the Committee; provided, however, that no SAR shall be (i) exercisable prior to the one year anniversary of the date of grant or (ii) exercised later than 10 years after its grant date; and provided further, that no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c), or such shares shall be transferred to the holder in book entry form with restrictions on the shares duly noted, and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the exercise of an SAR, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR.

        (c)    Method of Exercise.    A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are cancelled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (A) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (B) by executing such documents as the Company may reasonably request.

        2.3    Termination of Employment or Service.    All of the terms relating to the exercise, cancellation or other disposition of an option or SAR upon a termination of employment or service with the Company of the holder of such option or SAR, as the case may be, whether by reason of disability, retirement, death or any other reason, shall be determined by the Committee and set forth in the applicable award Agreement.

        2.4    No Repricing.    Subject to Section 5.7, the Committee shall not without the approval of the stockholders of the Company, (i) reduce the exercise price or base price of any previously granted option or SAR, (ii) cancel any previously granted option or SAR in exchange for another option or SAR with a lower exercise price or base price or (iii) cancel any previously granted option or SAR in exchange for cash or another award if the exercise price of such option or the base price of such SAR exceeds the Fair Market Value of a share of Common Stock on the date of such cancellation, in each case other than in connection with a corporate transaction including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares.

III. STOCK AWARDS

        3.1    Stock Awards.    The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award or a Restricted Stock Unit Award.

        3.2    Terms of Restricted Stock Awards.    Restricted Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

        (a)    Number of Shares and Other Terms.    The number of shares of Common Stock subject to a Restricted Stock Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Award shall be determined by the Committee.

        (b)    Vesting and Forfeiture.    The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

        (c)    Stock Issuance.    During the Restriction Period, the shares of Restricted Stock shall be held by a custodian in book entry form with restrictions on such shares duly noted or, alternatively, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder's name and may bear a legend, in addition to any legend which may be required pursuant to Section 5.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), subject to the Company's right to require payment of any taxes in accordance with Section 5.5, the restrictions shall be removed from the requisite number of any shares of Common Stock that are held in book entry form, and all certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

        (d)    Rights with Respect to Restricted Stock Awards.    Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that (i) a distribution with respect to shares of Common Stock, other than a regular cash dividend, and (ii) a regular cash dividend with respect to shares of Common Stock that are subject to performance-based vesting conditions, in each case shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

        3.3    Terms of Restricted Stock Unit Awards.    Restricted Stock Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

        (a)    Number of Shares and Other Terms.    The number of shares of Common Stock subject to a Restricted Stock Unit Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Unit Award shall be determined by the Committee.

        (b)    Vesting and Forfeiture.    The Agreement relating to a Restricted Stock Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Restricted Stock Unit Award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

        (c)    Settlement of Vested Restricted Stock Unit Awards.    The Agreement relating to a Restricted Stock Unit Award shall specify (i) whether such award may be settled in shares of Common Stock or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. Any dividend equivalents with respect to Restricted Stock Units that are subject to performance-based vesting conditions shall be subject to the same restrictions as such Restricted Stock Units. Prior to the settlement of a Restricted Stock Unit Award, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

        3.4    Termination of Employment or Service.    All of the terms relating to the satisfaction of Performance Measures and the termination of the Restriction Period or Performance Period relating to a Stock Award, or any forfeiture and cancellation of such award upon a termination of employment or service with the Company of the holder of such award, whether by reason of disability, retirement, death or any other reason, shall be determined by the Committee and set forth in the applicable award Agreement.

IV. PERFORMANCE AWARDS

        4.1    Performance Awards.    The Committee may, in its discretion, grant Performance Awards to such eligible persons as may be selected by the Committee. Performance Awards may be granted in the form of annual incentive awards or long-term incentive awards.

        4.2    Terms of Performance Awards.    Performance Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

        (a)    Value of Performance Awards and Performance Measures.    The method of determining the value of the Performance Award and the Performance Measures and Performance Period applicable to a Performance Award shall be determined by the Committee.

        (b)    Vesting and Forfeiture.    The Agreement relating to a Performance Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Performance Award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of such award if the specified Performance Measures are not satisfied or met during the specified Performance Period.

        (c)    Settlement of Vested Performance Awards.    The Agreement relating to a Performance Award shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. If a Performance Award is settled in shares of Restricted Stock, such shares of Restricted Stock shall be issued to the holder in book entry form or a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights as a stockholder of the Company as determined pursuant to Section 3.2(d). Any dividends or dividend equivalents with respect to a Performance Award that is subject to performance-based vesting conditions shall be subject to the same restrictions as such Performance Award. Prior to the settlement of a Performance Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company.

        4.3    Termination of Employment or Service.    All of the terms relating to the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Award, or any forfeiture and cancellation of such award upon a termination of employment or service with the Company of the holder of such award, whether by reason of disability, retirement, death or any other reason, shall be determined by the Committee and set forth in the applicable award Agreement.

V. GENERAL

        5.1    Effective Date and Term of Plan.    This Plan shall be submitted to the stockholders of the Company for approval at the Company's 2015 Annual Meeting of Stockholders and, if so approved, this Plan shall become effective as of the date on which this Plan was approved by the Company's stockholders. Once effective, this Plan shall supersede and replace the Prior Plan; provided, that the Prior Plan shall remain in effect with respect to all outstanding awards granted under the Prior Plan until such awards have been exercised, forfeited, cancelled, expired, or otherwise terminated in accordance with the terms of such awards. This Plan shall terminate as of the first annual meeting of the Company's stockholders to occur on or after the tenth anniversary of its effective date, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination.

        Awards hereunder may be made at any time prior to the termination of this Plan, provided that no Incentive Stock Option may be granted after the tenth anniversary of the date on which this Plan was approved by the Board. In the event that this Plan is not approved by the stockholders of the Company, this Plan and any awards hereunder shall be void and of no force or effect.

        5.2    Amendments.    The Board may amend this Plan as it shall deem advisable; provided, however, that no amendment to this Plan shall be effective without the approval of the Company's stockholders if (i) stockholder approval is required by applicable law, rule or regulation, including Section 162(m) of the Code and any rule of the Nasdaq Stock Market, or any other stock exchange on which the Common Stock is then traded, or (ii) such amendment seeks to modify the prohibitions on the repricing or discounting of options and SARs contained in Section 2.4; provided further, that no amendment may materially impair the rights of a holder of an outstanding award without the consent of such holder.

        5.3    Agreement.    Each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No award shall be valid until an Agreement is executed by the Company and, to the extent required by the Company, either executed by the recipient or accepted by the recipient by electronic means approved by the Company within the time period specified by the Company. Upon such execution or execution and electronic acceptance, and delivery of the Agreement to the Company, such award shall be effective as of the effective date set forth in the Agreement.

        5.4    Non-Transferability.    No award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or, to the extent expressly permitted in the Agreement relating to such award, to the holder's family members, a trust or entity established by the holder for estate planning purposes or a charitable organization designated by the holder, in each case without consideration. Except to the extent permitted by the foregoing sentence or the Agreement relating to an award, each award may be exercised or settled during the holder's lifetime only by the holder or the holder's legal representative or similar person. Except as permitted by the second preceding sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any award, such award and all rights thereunder shall immediately become null and void.

        5.5    Tax Withholding.    The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the "Tax Date"), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole shares of Common Stock having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, in either case equal to the amount necessary to satisfy any such obligation, (D) in the case of the exercise of an option, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the award. Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate (or, if permitted by the Company, such higher withholding rate to the extent consistent with fixed plan accounting in accordance with U.S. generally accepted accounting principles). Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

        5.6    Restrictions on Shares.    Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

        5.7    Adjustment.    In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation) that causes the per share value of shares of Common Stock to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary dividend, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding option or SAR and the purchase price or base price per share, the terms of each outstanding Restricted Stock Award and Restricted Stock Unit Award, including the number and class of securities subject thereto, the terms of each outstanding Performance Award, the maximum number of securities with respect to which options or SARs may be granted during any fiscal year of the Company to any one grantee, the maximum number of shares of Common Stock that may be awarded during any fiscal year of the Company to any one grantee pursuant to a Stock Award that is subject to Performance Measures or a Performance Award shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price and in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) to prevent dilution or enlargement of rights of participants. In either case, the decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any such adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an award under this Plan, the Company shall pay the holder of such award, in connection with the first vesting, exercise or settlement of such award, in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the vesting, exercise or settlement date over (B) the exercise or base price, if any, of such award.

        5.8    Change in Control.    If the Company shall be a party to Change in Control, the Board (as constituted prior to the Change in Control) may, in its discretion:

          (a)   require that (A) some or all outstanding options and SARs shall immediately become exercisable in full or in part, (B) the Restriction Period applicable to some or all outstanding Restricted Stock Awards and Restricted Stock Unit Awards shall lapse in full or in part, (C) the Performance Period applicable to some or all outstanding awards shall lapse in full or in part, and (D) the Performance Measures applicable to some or all outstanding awards shall be deemed to be satisfied at the target, maximum or any other level;

          (b)   require that shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, be substituted for some or all of the shares of Common Stock subject to an outstanding award, with an appropriate and equitable adjustment to such award as determined by the Board in accordance with Section 5.7; and/or

          (c)   require outstanding awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (i) a cash payment in an amount equal to (A) in the case of an option or an SAR, the number of shares of Common Stock then subject to the portion of such option or SAR surrendered, to the extent such option or SAR is then exercisable or becomes exercisable pursuant to this Plan or an award Agreement or another agreement, multiplied by the excess, if any, of the Fair Market Value of a share of Common Stock as of the date of the Change in Control, over the exercise price or base price per share of Common Stock subject to such option or SAR, (B) in the case of a Stock Award or a Performance Award denominated in shares of Common Stock, the number of shares of Common Stock then subject to the portion of such award surrendered, to the extent the Restriction Period and Performance Period, if any, on such Stock Award or Performance Award have lapsed or will lapse pursuant to this Plan or an award Agreement or another agreement and to the extent that the Performance Measures, if any, have been satisfied or are deemed satisfied pursuant to this Plan or an award Agreement or another agreement, multiplied by the Fair Market Value of a share of Common Stock as of the date of the Change in Control, and (C) in the case of a Performance Award denominated in cash, the value of the Performance Award then subject to the portion of such award surrendered, to the extent the Performance Period applicable so such award has lapsed or will lapse pursuant to this Plan or an award Agreement or another agreement and to the extent the Performance Measures applicable to such award have been satisfied or are deemed satisfied pursuant to this Plan or an award Agreement or another agreement; (ii) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (i) above; or (iii) a combination of the payment of cash pursuant to clause (i) above and the issuance of shares pursuant to clause (ii) above.

        5.9    Deferrals.    The Committee may determine that the delivery of shares of Common Stock or the payment of cash, or a combination thereof, upon the settlement of all or a portion of any award made hereunder shall be deferred, or the Committee may, in its sole discretion, approve deferral elections made by holders of awards. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion, subject to the requirements of Section 409A of the Code.

        5.10    No Right of Participation, Employment or Service.    Unless otherwise set forth in an employment agreement, no person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by or service with the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

        5.11    Rights as Stockholder.    No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

        5.12    Designation of Beneficiary.    To the extent permitted by the Committee, a holder of an award may file with the Company a written designation of one or more persons as such holder's beneficiary or beneficiaries (both primary and contingent) in the event of the holder's death or incapacity. To the extent an outstanding option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option or SAR pursuant to procedures prescribed by the Company. Each beneficiary designation shall become effective only when filed in writing with the Company during the holder's lifetime on a form prescribed by the Company. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Company of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding award held by such holder, to the extent vested or exercisable, shall be payable to or may be exercised by such holder's executor, administrator, legal representative or similar person.

        5.13    Governing Law.    This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

        5.14    Foreign Employees.    Without amending this Plan, the Committee may grant awards to eligible persons who are foreign nationals and/or reside outside of the U.S. on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operate or have employees.

        5.15    Clawback Policy.    Any award, amount or benefit received under this Plan shall be subject to potential cancellation, recoupment, rescission, payback or other action in accordance with the terms of any applicable Company clawback policy, as it may be amended from time to time (the "Policy") or any applicable law. A participant's receipt of an award constitutes the participant's acknowledgment of and consent to the Company's application, implementation and enforcement of (i) the Policy or any similar policy established by the Company that may apply to the participant and (ii) any provision of applicable law relating to cancellation, rescission, payback or recoupment of compensation, as well as the participant's express agreement that the Company may take such actions as are necessary to effectuate the Policy, any similar policy (as applicable to the participant) or applicable law without further consideration or action.

See the reverse side of this notice to obtain proxy materials and voting instructions. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: <mtgtype> For holders as of: <recdate> Date: Time: <mtgtime> Location: 0000232253_1 R1.0.0.51160 BROADWIND ENERGY, INC. BROADWIND ENERGY, INC. ATTN: CORPORATE SECRETARY 3240 SOUTH CENTRAL AVENUE CICERO, IL 60804 Annual Meeting February 25, 2015 April 23, 2015 April 23, 2015 8:00 AM CDT 3240 South Central Avenue Cicero, IL 60804

Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. How To Vote . Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . . 0000232253_2 R1.0.0.51160 1. Notice & Proxy Statement 2. and Annual Report on Form 10-K Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 09, 2015 to facilitate timely delivery.

Voting items 0000232253_3 R1.0.0.51160 The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 1a. Charles H. Beynon 1b. Peter C. Duprey 1c. Terence P. Fox 1d. David P. Reiland 1e. Thomas A. Wagner The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2. To cast a non-binding advisory vote approving the Company's executive compensation. 3. To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2015. 4. To approve the adoption of the Broadwind Energy, Inc. 2015 Equity Incentive Plan. NOTE: To consider and act upon such other matters as may properly come before the Annual Meeting of Stockholders of the Company and any adjournments or postponements thereof.

0000232253_4 R1.0.0.51160

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000232254_1 R1.0.0.51160 BROADWIND ENERGY, INC. ATTN: CORPORATE SECRETARY 3240 SOUTH CENTRAL AVENUE CICERO, IL 60804 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following: For Against Abstain 1. Election of Directors 1a. Charles H. Beynon 1b. Peter C. Duprey 1c. Terence P. Fox 1d. David P. Reiland 1e. Thomas A. Wagner The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain 2. To cast a non-binding advisory vote approving the Company's executive compensation. 3. To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2015. 4. To approve the adoption of the Broadwind Energy, Inc. 2015 Equity Incentive Plan. NOTE: To consider and act upon such other matters as may properly come before the Annual Meeting of Stockholders of the Company and any adjournments or postponements thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000232254_2 R1.0.0.51160 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, and Annual Report on Form 10-K is/are available at www.proxyvote.com . BROADWIND ENERGY, INC. Annual Meeting of Stockholders APRIL 23, 2015 8:00 AM CENTRAL DLT This proxy is solicited by the Board of Directors The undersigned hereby appoints Peter C. Duprey and Stephanie K. Kushner, and each of them, with the power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side of this proxy card, all the shares of Broadwind Energy, Inc. Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company or any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Annual Meeting. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. Continued and to be signed on reverse side